MORGUARD REAL ESTATE INVESTMENT TRUST
Landlord


- and -


NORTHSTAR ELECTRONICS, INC
Tenant


LEASE OF OFFICE SPACE
MULTI-TENANT OFFICE PROJECT


PROJECT: Suite 1455, 409 Granville Street
Vancouver, British Columbia


INDEX
SECTION                                                     PAGE

TERM SHEET                                                     1

  ARTICLE 1.00- DEFINITIONS                                    3

1.01 Definitions                                               3

  ARTICLE 2.00- GRANT OF LEASE AND GENERAL COVENANTS           3

2.01 Grant                                                     3
2.02 Landlord's General Covenants                              3
2.03 Tenant's General Covenants                                3

  ARTICLE 3.00- TERM AND POSSESSION                            4

3.01 Term                                                      4
3.02 Early Occupancy                                           4
3.03 Delayed Possession                                        4
3.04 Acceptance of Leased Premises                             4

  ARTICLE 4.00- RENT                                           4

4.01 Rent                                                      4
4.02 Security Deposit                                          4
4.03 Intent                                                    5
4.04 Payment of Rent - General                                 5
4.05 Partial Month                                             5
4.06 Payment of Tenant's Occupancy Costs                       5
4.07 Estimates of Indirect Expenses and Resolution of Disputes 6
4.08 Area Determination                                        7
4.09 Vacancy                                                   7
4.1O Method of Payment                                         7

  ARTICLE 5.00-USE AND OCCUPATION                              7

5.01 Use of Leased Premises                                    7
5.02 Compliance with Laws                                      7
5.03 Prohibited Uses                                           8
5.04 Common Elements                                           8
5.05 Hazardous Use                                             8
5.06 Security Interest                                         8
5.07 Rules and Regulations                                     9
5.08 Permitted Signs                                           9
5.09 Prohibited Signs                                          9
5.10 Window Coverings                                          9
5.11 Parking                                                   9
5.12 Authorization of Enquiries                                9
5.13 Records                                                   9
5.14 Overloading                                              10

  ARTICLE 6.00- SERVICES. MAINTENANCE. REPAIR AND
  ALTERATIONS BY THE LANDLORD                                 10

6.01 Operation of Project                                     10
6.02 Building Services and Facilities                         10
6.03 Maintenance, Repair, and Replacement                     10
6.04 Alterations/Renovations by Landlord                      11
6.05 Access by Landlord                                       11
6.06 Energy Conservation                                      11
6.07 Supervision and Extended Services                        11
6.08 Landlord's Work                                          12
6.09 Control by the Landlord                                  12

  ARTICLE 7.00- PAYMENT4EOR SERVICES AND MAINTENANCE. REPAIR
  AND ALTERATIONS BY THE TENANT                               12

7.01 Utilities                                                12
7.02 Lights                                                   12
7.03 Heating, Ventilation and Air Conditioning                12
7.04 Alterations by Tenant                                    13
7.05 Tenant's Trade Fixtures and Personal Property            13
7.06 Maintenance and Repair                                   13
7.07 Inspection                                               13
7.08 Failure to Maintain                                      14
7.09 Liens                                                    14
7.10 Roof                                                     14

  ARTICLE 8.00- TAXES                                         14

8.01 Taxes Payable by Landlord                                14
8.02 Taxes Payable by Tenant                                  14
8.03 Tax Increases Attributable to Tenant                     15
8.04 GST                                                      15
8.05 Landlord's Election                                      15
8.06 Right to Contest                                         15

  ARTICLE 9.00- INSURANCE. LIABILITY AND ENVIRONMENTAL        15

9.01 Landlord's Insurance                                     15
9.02 Tenant's Insurance                                       16
9.03 Placement of Tenant's Insurance by Landlord              17
9.04 Limitation of Landlord's Liability                       17
9.05 Environmental Issues                                     17

  ARTICLE 10.00-DAMAGE AND DESTRUCTION                        18

10.01 Limited Damage to Leased Premises, Access or Services   18
10.02 Major Damage to Leased Premises                         18
10.03 Damage to Building                                      18
10.04 No Abatement                                            19
10.05 Notify Landlord                                         19
10.06 Expropriation                                           19

  ARTICLE 11.00- DEFAULT                                      19

11.01 Interest                                                19
11.02 Costs of Enforcement                                    19
11.03 Performance of Tenant's Obligations                     20
11.04 Events of Default                                       20
11.05 Remedies on Default                                     21
11.06 Availability of Remedies                                21
11.07 Waiver                                                  22
11.08 Waiver of Exemption and Redemption                      22
11.09 Companies' Creditors Arrangement Act                    22

  ARTICLE 12.00-ASSIGNMENT. SUBLETTING AND OTHER
  TRANSFERS                                                   22

12.01 Request for Consent                                     22
12.02 Basis for Consent                                       22
12.03 Terms and Conditions Relating to Consents               23
12.04 Subsequent Transfers                                    24
12.05 Profit Rents upon Transfers                             24
12.06 Advertising                                             24
12.07 Grant of Security Interest by Assignee or Sub-tenant    24

  ARTICLE 13.00 TRANSFER BY LANDLORD                          24

13.01 Sale, Conveyance and Assignment                         24
13.02 Effect of Transfer                                      24
13.03 Subordination                                           24
13.04 Attornment                                              24
13.05 Effect of Attornment                                    24
13.06 Repurchase                                              24

  ARTICLE 14.00 - SURRENDER                                   25

14.01 Possession and Restoration                              25
14.02 Tenant's Trade Fixtures and Personal Property           25
14.03 Overholding                                             25

  ARTICLE 15.O0 - GENERAL                                     25

15.01 Estoppel Certificates                                   25
15.02 Entire Agreement                                        25
15.03 No Registration of Leases or Notices ...                26
15.04 Project Name and Trademarks                             26
15.05 Demolition I Substantial Renovation ...                 26
15.06 Relocation                                              26
15.07 "For Lease" Signs                                       26
15.08 Unavoidable Delays                                      26
15.09 Limitation of Recourse                                  26
15.10 Notice                                                  26
15.11 Delegation of Authority                                 27
15.12 Relationship of Parties                                 27
15.13 Governing Law                                           27
15.14 Amendment or Modification                               27
15.15 Legal and Administration Costs                          27
15.16 Construction                                            27
15.17 Captions and Headings                                   27
15.18 Interpretation                                          27
15.19 Time of the Essence                                     27
15.20 Successors and Assigns                                  27
15.21 Counterparts                                            27
15.22 Further Schedules                                       27
15.23 Independent Legal Advice                                27
15.24 No Offer                                                28
15.25 Landlord's Security Interest                            28
15.26 Survival of Covenants and Indemnities                   28
15.27 Exculpatory Provisions                                  28
15.28 Brokerage Commissions                                   28
15.29 Covenants to be Performed at Landlord's                 28
15.30 Radiation                                               28


TERM SHEET - FORMING PART-OF LEASE OF OFFICE SPACE, MULTI-TENANT

1. LANDLORD: Morguard Real Estate Investment Trust

ADDRESS:   1650 - 409 Granville Street
           Vancouver, British Columbia
           V6C 1T2

TELEPHONE: 681-9474
FAX NUMBER:685-0161

Landlord's "Environmental Contact" Manager. Environmental Affairs

Attention: Senior Vice-President. Operations

United Kingdom Building Limited holds registered title to the Project as nominee for the Landlord.

2. TENANT:   NORTHSTAR ELECTRONICS, INC.

   ADDRESS:  Suite 1455, 409 Granville Street
             Vancouver, British Columbia
             V6C 1T2

3. PROJECTNAME:                        United Kingdom Building

   MUNICIPAL ADDRESS OF PROJECT:       409 Granville Street
                                       Vancouver, British Columbia
                                       V6C lT2

4. LEASED PREMISES:
Attached as Schedule A to the Lease is a plan of the Project showing the Leased Premises by a distinguishing outline. The Leased Premises are designated as unit(s) 1455.

5. RENTABLE AREA OF LEASED PREMISES:

1,775 square feet subject to adjustment in accordance with the definition of Rentable Area and Section 4.08.

6. (i)  SECURTIY DEPOSIT: $3,089.00 (Section 4.02)
   (ii) OTHER DEPOSIT:    $3,305.23 (Schedule E)


7. TERM: Three (3) Years
   (i)  FIRST DAY OF TERM: January 1, 2000
   (ii) LAST DAY OF TERM: December 31, 2002

8. BASIC RENT:

For the said Term commencing on the 1st day of January, 2000, and ending on the 31st day of December, 2002, the Basic Rent shall be Nineteen Thousand Five Hundred Twenty Five Dollars ($19,525.00) per annum, in equal monthly instalments of One Thousand Six Hundred Twenty Seven Dollars and Eight Cents ($1,627.08) each and payable on the first day of each month.

9. USE OF LEASED PREMISES:

The premises shall be used for no purpose other than as general office space. The Tenant will be responsible for obtaining all necessary approvals, including zoning, development and business permits, for its intended use of the premises and will submit all applications for such approvals to the Landlord for its consent prior to making application. Notwithstanding the Landlord's consent to an application, the Tenant will indemnify and defend the Landlord and save it harmless from and against any and all expenses, losses or damages incurred or suffered by the Landlord.directly or indirectly arising out of the Tenantfs application for such approvals and permits or the resulting approvals and permits with respect to the use, intended or otherwise, of the premises, whether such expenses, losses or damages are in respect of the premises or in respect of the building or buildings of which the premises form a part. The Landlord makes no representations or warranties, express or implied, respecting the use or intended use of the premises by the Tenant or respecting whether or not necessary approvals can be obtained for the Tenant's use or intended use.

10. ENVIRONMENTAL ISSUES:

 LEASE SECTION 9.05:     Applies  X  Does not apply

 RIDER 1 (SECTION 9.05): Applies     Does not apply  X

11.N/A

Additional Covenants, Agreements and Conditions (if any) listed here are more particularly set out in Schedule E.

- DEPOSIT
- LIMITATIONS

LEASE OF OFFICE SPACE
MULTI-TENANT OFFICE BUILDING

This LEASE is made as of the 21st day of September, 1999

BETWEEN:          MORGUARD REAL ESTATE INVESTMENT TRUST
                                        (the "Landlord")

AND: NORTHSTAR ELECTRONICS INC., a Company duly incorporated Delaware, USA
                                        (the "Tenant")

IN CONSIDEERATION of the mutual covenants contained herein, the Landlord and Tenant hereby agree as follows:

ARTICLE l.00 DEFINITIONS

1.01 Definitions - In this Lease the terms defined in Schedule B shall have the meanings designated therein respectively.

ARTICLE 2.00- GRANT OF LEASE AND GENERAL COVENANTS

2.01 Grant - The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord the Leased Premises, to have and to bold during the Term, subject to the terms and conditions of this Lease.

2.02 Landlord's General Covenants - The Landlord covenants with the Tenant:

(a) subject to the provisions of this Lease, for quiet enjoyment of the Leased Premises so long as the Tenant shall observe and perform all the covenants and obligations of the Tenant herein; and

(b) to observe and perform all the covenants and obligations of the Landlord herein.

2.03 Tenant's General Covenants - The Tenant covenants with the Landlord;

(a)to pay Rent without any deduc4on, abatement or set-off whatsoever; and
(b)to observe and perform all the covenants and obligations of the Tenant herein.

ARTICLE 3.O-TERM AND POSSESSION
3.01 Term - The Term of this Lease shall begin on the Commencement Date and end on the date set out in Item 7(b) of the Term Sheet unless terminated earlier as provided in this Lease.

3.02 Early Occupancv - The Tenant may, with the Landlord's prior written consent, use and occupythe Leased Premises or portions thereof before the Commencement Date. In the event of early occupancy, the Tenant shall pay to the Landlord on the date of occupancy a rental for the period from the date the Tenant begins to use or occupy the Leased Premises or portions thereof to the Commencement Date, which rental shall be that proportion of the Rent for the first calendar year of the Term which the number of days in such period is of 365, multiplied by that proportion that the part of the Leased Premisesused and occupied from time to time by the Tenant prior to the Commencement Date is of the total area of the Leased Premises. Except where clearly inapplicable, all provisions of this Lease shall apply during such period.

3.03 Delayed Possession - If the Landlord is unable to deliver possession of all or any portion of the Leased Premises by the Commencement Date, this Lease shall remain in full force and effect and the Tenant shall take possession of the Leased Premises on the date when the Landlord delivers possession of all of the Leased Premises, which date shall be conclusively established by notice in writing from theLandlord to the Tenant at least 10loss, damage or inconvenience resulting from any delay in d deleveringpossession of the Leased Premises but, unless the delay is caused by or attributable to the Tenant, its servants, agents or independent contractors,no Rent shall be payable by the Tenant for the period prior to the date on which the Landlord can deliver possession of all of the Leased Premises,unless the Tenant elects to take possession of a portion of the Leased Premises, in which case Rent shall be payable in respect thereof from the date such possession is so taken. Despite anything contained to the contrary in this Section
3.03, if the Landlord is of the opinion that it is unable to deliver possession of all or any part of the Leased
Premises by the expiration of 6 months from the Commencement
Date, the Landlord shall have the right to terminate this Lease upon written notice to the Tenant,whereupon neither party shall have any liability to the other.

3.04 Acceptance of Leased Premises - Taking possession of all or any portion of the Leased Premises by the Tenant shall be conclusive evidence as against the Tenant that the Leased Premises or such portion thereof and the Common Elements are in satisfactory condition on the date of taking possession, subject only to latent defects and to deficiencies (if any) listed in writing in a notice delivered by the Tenant to the Landlord not more than 10 days after the date of taking possession.

ARTICLE 4.00- RENT

4.01 Rent - The Tenant shall pay to the Landlord as Rent for the Leased Premises the aggregate of:

(a) Basic Rent in respect of each year of the Term, payable in advance and without notice or demand in monthly instalments as set out in Item 8 of the Term Sheet commencing on the Commencement Date and on the first day of each calendar month thereafter during the Term;

(b) Tenant's Occupancy Costs, which shall include Tenant's Proportionate Share of Taxes, during the Term, payable in monthly instalments at the times and in the manner provided in Section 4.06; and

------------------------------------------------------------------------------
(c) all amounts (other than payments under Subsections 4.01 (a)and(b) payable by the Tenant to the Landlord under this Lease, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by the Landlord.

4.02 Security Deposit - The Landlord acknowledges receipt on or before the Commencement Date of the amount set out in Item 6(a) of the Term Sheet
(the "Security Deposit") to be held by the Landlord,without any liability whatsoever on the part of the Landlord for the payment of interest thereon, as a security deposit for the faithful performance by the Tenant of the terms, covenants and conditions of this Lease during the Term hereof and not to be applied on account of Rent except as otherwise provided in this Section
4.02. The Security Deposit will not be a limitation on the Landlord's damages or other rights and remedies available under this Lease or at law or equity, nor shall the Security Deposit be either a payment of liquidated damages or an advance payment of Rent. The Landlord shall have no fiduciary responsibilities or trust obligations whatsoever with regard to the Security Deposit and shall not assume the duties of a trustee for the Security Deposit. The Security Deposit shall not be mortgaged, assigned or encumbered by the Tenant and the Landlord shall not be bound by any such mortgage, assignment or encumbrance. It is understood and agreed between the parties that any portion of the Security Deposit may, at the Landlord's option, be applied toward the payment of overdue or unpaid Rent and may also be applied as compensation to the Landlord for any loss or damage sustained with respect to the breach on the part of the Tenant of any terms, covenants and conditions of this Lease, provided in all cases, however, that the Tenant's liability hereupder is not limited to the amount of the Security Deposit. If during the Term any portion of the Security Deposit is so applied, then the Tenant shall on written demand deliver to the Landlord a sufficient amount iflEash or by certified cheque to restore the Security Deposit to the original sum deposited. The Landlord shall refund to the Tenant after the expiry date of this Lease any portion of the Security Deposit not used by the Landlord after application by the Landlord to any damage incurred by the Landlord by reason of the default of the Tenant under the terms of this Lease. It is further provided that the Landlord will be discharged from all liability to the Tenant with respect to the Security Deposit to the extent that it is transferred to any purchaser of the Landlord's interest in the Leased Premises.

4.03 Intent - It is the stated pumose and intent of the Landlord and the Tenant that this Lease and the Rent shall be fully net to the Landlord.

4.04 Payment of Rent - General - All amounts payable by the Tenant to the Landlord pursuant to this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided and the Landlord shall have all rights against the Tenant for default in any such payment as in the case of arrears of Rent. Rent shall be paid to the Landlord in lawful money of Canada, without deduction, abatement or set-off, at the local address of the Landlord set out in ltem.1 of the Term Sheet or to such other Person or such other address as the Landlord may from time to time designate in writing. The Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease. Any Rent or other sum received or accepted by the Landlord and paid by anyone other than the Tenant, on behalf of the Tenant, shall not release or in any way affect the covenants of the Tenant set out in this Lease and is not to be construed by the Tenant as the Landlord's consent to a Transfer under Article 12.00. Any Rent or other sum received by the Landlord from or for the account of the Tenant while the Tenant is in default under this Lease may be applied at the Landlord's option to the satisfaction in whole or in part of any of the obligations of the Tenant then due under this Lease in such manner as the Landlord sees fit regardless of any designation or instruction of the Tenant to the contrary.

4.05 Partial Month - If the Commencement Date is a day other than the first day of a calendar month, the instalment of Rent payable on the Commencement Date shall be that proportion of annual Rent payable as of the Commencement Date which the number of days from the Commencement Date to the last day of the month in which the Commencement Date falls is of 365. If the Term ends on a day other than the last day of a calendar month, the instalment of Rent payable on the first day of the calendar month in which the last day of the Term falls shall be that proportion of annual Rent then payable which the number of days from the first day of such last calendar month to the last day of the Term is of 365.

4.O6 Payment of Tenant's Occupancy Costs

(1) Estimate and Payment

(a) The Landlord shall deliver to the Tenant a written estimate or a written revised estimate of:(i) Tenant's Occupancy Costs for each Fiscal Year; and (ii) Tenant's Proportionate Share of those Taxes that are imposed against the Project or any part of it including the Common elements. The Tenant shall pay to the Landlord the amount so estimated in equal monthly instalments (except as otherwise required in this Section 4.06 with respect to Property Taxes) in advance over that Fiscal Year simultaneously with the Tenant's payments on account of Basic Rent. If the Landlord does not deliver to the Tenant such an estimate, the Tenant shall continue to pay Tenant's Occupancy Costs and Tenant's Proportionate Share of Taxes based on the last such estimate delivered by the Landlord until a further estimate is delivered by the Landlord and the next payment on account of Tenant's Occupancy Costs or Taxes shall be adjusted to take into account any over or under payment in the preceding instalments paid in the Fiscal Year to which the estimate or revised estimate relates. Notwithstanding the foregoing, as soon as bills for all or any portion of amounts included in Operating
Costs (including, without limitation, Taxes) as so estimated are received, the landlord may bill the Tenant for the Tenant's Proportionate Share thereof and the Tenant shall pay the Landlord such amounts so billed (less all amounts previously paid on account by the Tenant on the basis of the Landlord's estimate as aforesaid) as Rent within 5 days following demand therefore.

(b) Within a reasonable time after the date in each calendar year when the final instalment of Property Taxes is due in respect of commercial properties generally in the municipality in which the Project is located (the "Final Payment Date"), the Landlord shall deliver a statement (the "Tax Statement") to the Tenant that
(I) specifies the Tenant's Proportionate Share of Taxes for the Property Tax Year and (ii) sets out the total (the "Prepayment Total") of amounts payable under this Section 4.06(b) that have been paid by the Tenant between the final Payment Date in the previous
Property Tax Year and the Final Payment Date of the current Property
Tax Year. If the Prepayment Total, less anyE amounts that were previously credited to the Tenant, and any amounts paid for arrears in respect of previous Property Tax Years, (the "Net Prepayment Total") is less than the Tenant's Proportionate Share of Taxes specified in the Tax Statement, the Tenant shall pay the deficiency with the next monthly payment of Basic Rent If the Net Prepayment Total exceeds the Tenant's Proportionate
Share of Taxes specified in the Tax Statement, the Landlord shall, unless the Tenant is then in default under this Lease, credit the excess to the Tenant on account of the next succeeding payments of Tenant's Occupancy Costs. The Landlord may estimate Property
Taxes for the Property Tax Yeai+llowing the then current Property
Tax Year, and the Tenant shall continue after the FinaL Payment Date is to make monthly payment in advance, in amounts determined by the Landlord, for periods determined by the Landlord. The monthly payments paid by the Tenant after the Final Payment Date shall be credited against the Tenant's proportionate Share of Taxes for the subsequent Property Tax Year.


(c) Any portion of the Tenant's Proportionate Share of Taxes accrued with respect to the Term or any part thereof paid by the Landlord prior to the Commencement Date shall be reimbursed by the Tenant to the Landlord on the Commencement Date or on demand thereafter. Subject to Sections
8.03 and 8.05, the Tenant shall pay the Tenants Proportionate Share of any Property Taxes or of the Landlord's reasonable estimate thereof monthly in advance in the same manner as for payment of Tenant's Occupancy Costs.

Notwithstanding the foregoing, the Landlord shall always have the right:

(i) to revise the amount of instalments on account of Property Taxes payable by theTenant to an amount that allows the Landlord to collect all Property Taxes payable by the Tenant by the final due date of Property Taxes for the calendar year; and/or

(ii) to schedule and require payment by the Tenant of instalments on account of Property Taxes payable by the Tenant such that by the final due date of Property Taxes for any calendar year, the Tenant shall have paid to the Landlord the full amount of Property
Taxes payable by the Tenant for such calendar year, which arrangement may include payment of instalments by the Tenant in a calendar year on account of Property Taxes payable by the Tenant for the next calendar year; and/or

(iii) (but not the obligation) to allocate Taxes among categories of rentable premises in the Project on the basis of such factors as the Landlord determines to be relevant, such as, by way of example, the types of business or activity carried on therein, the locations in the Project, costs of construction, relative benefits
derived by rentable premises, relative assessment values, non-public school support designations and vacancies. The Landlord shall be entitled to adjust the Tenant's Proportionate Share of Taxes, having regard to the category in which the Tenant is placed by the Landlord. In determining the share of Taxes whieh is payable by the Tenant pursuant
to this Lease,Taxes shall include such additional 'amounts
as would have formed part of the Taxes had the Project been
fully assessed during the whole of the relevant period as fully without taking into account any acEual or potential reduction of
Taxes or change of assessment category or class for rentable premises within the Project which are vacant.
------------------------------------------------------------------------------
(2) Annual Statement and Adjustment - The Landlord shall deliver to the Tenant within 120 days after the end of each Fiscal Year or as soon after that date as the same shall be prepared by or for the Landlord, a written statement setting out in reasonable detail the amount of Operating Costs and Tenant's
Occupancy Costs for such Fiscal Year. If the total of monthly instalments of Tenant's Occupancy Costs actually paid by the Tenant to the Landlord during that Fiscal Year differs from the amount of Tenants Occupancy Costs payable for that Fiscal Year under Section 4.01(b), the
Tenant shall pay to the Landlordor, if the Tenant is not in default, the Landlord shall credit to the Tenant on account of the next succeeding payments of Tenant's Occupancy Costs, as the case may be, the difference,without interest, within 30 days after the date of delivery of the statement.

(3) Disputes - If the Tenant disputes the Landlord's statement setting out Operating Costs and Tenant's Occupancy Costs or the Tax Statement for any Fiscal Year, the Tenant shall provide notice thereof in writing to the Landlord within 60 days of delivery of the statement in respect of that Fiscal Year. Notwithstanding delivery of such notice, the Tenant shall continue to pay Rent in accordance with the terms of this Lease. In the event of a dispute, the determination of Operating Costs and Tenant's Occupancy Costs or Tenants Proportionate Share of Taxes as made by the Landlord's auditors shall be conclusive and binding upon both the Landlord and the Tenant. All costs of obtaining such determination shall be included in Operating
Costs; provided that if the Landlord's auditors confirm the Landlord's calculations within a variance of 5%, the Tenant shall be solely responsible for the entire cost of such determination and shall pay such costs to the Landlord forthwith upon demand. If the Tenant and anyone or more of the other tenants in the Project are responsible to pay such costs, the Tenant shall be jointly and severally liable with such other tenant or tenants.

4.07 Estimates of Indirect Expenses and Resolution of Disputes - Any expense not directly incurred by the Landlord but which is included in Operating Costs may be estimated by the Landlord onwhatever reasonable basis the Landlord may select if and to the extent that the Landlord cannot ascertain the actual amount of the expense from the party who incurred it. In the event of any disagreement as tothe amount or propriety of any amount included in Operating Costs, a certificate of the auditor of theLandlord, acting reasonably, shall be conclusive as to the amount of Operating Costs for any period which such certificate relates.

4.08 Area Determination - The LandlotEEinay from time to time, as it deems necessary, cause the Rentable Area of the Leased. Premises, the Building or any part thereof to be recalculated or remeasured and the cost thereof shall be included in Operating Costs (except as otherwise provided in this Section 4.08). Upon any such recalculation or remeasurement, Rent (including without limitation Basic Rent) shall be adjusted accordingly. If any calculation or determination by the Landlord of the Rentable Area of any premises (including the Leased Premises) is disputed or called in question, it shall be calculated or determined by the Landlord's architect or surveyor from time to time appointed for that purpose, whose certificate shall be conclusive and binding upon the parties hereto. The cost of such calculation or determination shall be included In Operating
Costs; provided that if the Tenant disputes the Landlord's calculation or determination and the calculation or determination by the Landlord's architect or surveyor agrees with the Landlord's calculation or determination within a 2% variance, the Tenant shall pay the full cost of such calculation or determination forthwith upon demand. If the Tenant and any one or more of the other tenants in the Project are responsible to pay such costs, the Tenant shall be jointly and severally liable with such other tenant or tenants.

If any error shall be found in the calculation of the Rentable Area of the Leased Premises or in the calculation of Tenant's Proportionate Share, Rent (including without limitation Basic Rent) shall be adjusted for the Fiscal Year in which that error is discovered and for the Fiscal Year preceding the Fiscal Year in which the error was discovered, if any, and thereafter but not for any prior period.

4.09 Vacancy - If any part of the Building available for leasing is not occupied, the Landlord shall have the right, in respect of amounts forming part of Operating Costs which vary with occupancy, to include in Operating Costs a larger amount of costs, which larger amount shall be based on a reasonable estimate of the actual cost which would have been incurred if the unoccupied parts of the Building available for leasing were occupied, it being intended hereby that the Landlord shall obtain, to the extent reasonably possible, full reimbursement of Operating Costs attributable to or in respect of occupied premises, and not that (a) the Tenant shall subsidize Operating Costs incurred by the Landlord attributable to or in respect of vacant premises; or (b) the Landlord shall recover more than actual Operating Costs.

4.10 Method of Payment

(1) Unless the Landlord advises otherwise in writing, the Tenant shall provide to the Landlord on or before the Commencement Date and thereafter on cir before the beginning of each Fiscal Year during the Term and within 10 days after the delivery of the Landlord's estimate of any payment constituting Rent, postdated cheques in the amount of Rent for each month during that Fiscal Year.

(2) At the Landlord's mquest, the Tenant shall paijticipate in a preauthorized payment plan whereby the Landlord will be authorized to debit the Tenant's bank account each month or from time to time for Rent payable on a monthly basis, and any amount payable provisionally on an estimated basis. The Tenant hereby undertakes to execute and deliver such documents as may reasonably be required to give full force and elect to this Subsection 4.iO(2) within 5 days of presentation.

ARTICLE 5.00-USE AND OCCUPATION

5.O1 Use of Leased Premises - The Tenant shall use and occupy only the usable part of the Leased Premises and only for office purposes to carry on the business set out in Item 9 of the Term Sheet and shall not use or permit the Leased Premises or any part thereof to be used or occupied for any other purpose or business, except as otherwise expressly permitted under this Lease or by any Person other than the Tenant. The Tenant shall be responsible for obtaining at its expense all necessary approvals, licences and permits, including but not limited to zoning, development, building, occupancy and business approvals, licences and permits, for its intended use of the Leased Premises and shall submit all applications for such approvals, licences and permits to the Landlord for its consent (which consent, if the application pertains to the zoning applicable to the Project or may adversely affect the value or use of the Project or any part thereot may be arbitrarily withheld by the Landlord) prior to making application. Notwithstanding the Landlord's consent to an application, the Tenant shall indemnify and defend the Landlord and save it harmless from and against any and all Claims incurred or suffered by the Landlord directly or indirectly arising out of the Tenant's application for such approvals,licences or permits or the resulting approvals, licences and permits with respect to the use, intended or otherwise, of the Leased Premises whether such Claims are in respect of the Leased Premises or in respect of the Building or the Project.
The Landlord makes no representation whether or not necessary approvals can be obtained for the Tenant's use or intended use. The Landlord makes no representations or warranties, express or implied, that the present or future use of the Leased Premises, if such use is anything other than office use, is legally fit for the intended use, or complies with any law, by-law or regulation governing the use of the Leased Premises.

5.02 Compliance with Laws - The Tenant shall promptly and at its own cost comply with all present and future laws, regulations and orders relating to, and obtain and maintain in force all approvals, permits, licences and registrations required for, any of the following:

(a) the occupation or use of and the conduct of any business in or from the Leased Premises;
(b) the condition of the LeaseholcEknprnvements, fixtures, furniture and equipment installed therein;
(c) Pollutants and the protection of the environment so far as those laws, regulations and orders or any of them relate to the Project; and
(d) the making by the Tenant of any repairs, changes or improvements in or to the Project; and the Tenant shall immediately give written notice to the Landlord of the occurrence of any event in the Leased Premises constituting an offence thereunder or being in breach thereof and if the Tenant shall, either alone or with others, cause the happening of any such event, the Tenant shall immediately give the Landlord notice to that effect and thereafter give the Landlord from time to time written notice of the extent and nature of the Tenant's compliance with the foregoing provisions of this Section.

The Tenant agrees that if the Landlord determines in its sole discretion that the Landlord, its property, its reputation or the Leased Premises or any one or more of the foregoing is placed in any jeopardy, as determined by the Landlord, by the requirements for any work required to ensure compliance with the foregoing provisions of this Section 5.02, or the Tenant is unable to fulfil its obligations under this Section, the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant.

The Tenant shall, at its own expense, remedy any damage to the Leased Premises caused by such event or work or by the performance of the Tenant's obligations under this Section.

If altemtions or impmvements to the Leasehold Improvements or to the Leased Premises are necessary to comply with any of the foregoing provisions of this Section or with the requirements of insurance carriers, the Tenant shall forthwith complete such work, complying always with the applicable provisions of this Lease, to the extent that it can be done within the Leased Premises and in any event shall pay the entire cost of alterations and improvements so required.

In the event that structural repairs or upgrading of the Building, including but not limited to seismic upgmding, is required to permit the Tenantts use, the Landlord may, at its sole discretion, terminate the Lease.

5.03 Prohibited Uses - The Tenant shall not commit, cause or permit any nuisance in or about or any damage to the Leased Premises or any part thereof, the Building or any of the Leasehold Improvements or goods or fixtures therein, any overloading of the floors of the Leased Premises or any use or manner of use causing annoyance to other tenants or occupants of the Project. Without limiting the generality of the foregoing, the Tenant shall not use or permit rndE use of any portion of the Leased Premises for any dangerous, illegal, noxious, odorous or offensive trade, business or occurrence. The Tenant shall keep the Leased Premises free of debris, Pollutants and anything of a dangerous, noxious, odorous or offensive nature or which could create a fire hazdrd (through undue load on electrical circuits or otherwise) or vibration, heat or noise detectable outside the Leased Premises in the sole discretion of the Landlord. The Tenant shall not use equipment in the Leased Premises in a manner that results in its being seen or heard outside the Leased Premises.

5.04 Common Elements - The Tenant and its employees and invitees shall be entitled to use, in common with others entitled thereto, for purposes for which they are intended and only during such hours as the Landlord may designate from time to time, the Common Elements. The Tenant and its employees and invitees shall not obstmct the Common Elements or use the Common Elements other than for their intended purposes and then only in accordance with the rules and regulations set by the Landlord from time to time.

5.05 Hazardous Use - The Tenant shall not do, omit to do or permit to be done anything which will cause or may have the effect of causing the cost of the Landlord's insurance in respect of the Project or any part thereof to be increased at any time during the Term or any policy of insurance on or relating to the Project to be subject to cancellation. Without waiving or limiting the foregoing prohibition, the Landlord may demand and the Tenant shall pay to the Landlord upon demand, the amount of any increase in the cost of insurance caused by anything so done or omitted or permitted to be done.
The Tenant shall forthwith upon the Landlord's request comply with the requirements of the Landlord's insurers, cease any activity complained of and make good any circumstance which has caused any increase in insurance premiums or the cancellation or threatened cancellation of any insurance policy.
In determining the amount of increased premiums for which the Tenant is responsible, a schedule or statement issued by the Person who computes the insurance rates for the Landlord showing the components of the rate shall be conclusive evidence of the items that make up the rate. If any policy of insurance in respect of the Project or any part thereof is cancelled or becomes subject to cancellation by reason of anything so done or omitted or permitted to be done, the Landlord may without prior notice terminate this Lease and rEenter the Leased Premises.

5.06 Security Interest - The Tenant shall not, without the
Landlord's prior written consent, create a security interest in Leasehold Improvements installed by the Tenant or the Landlord in the Leased Premises.

5.07 Rules and Regulations - The Tena#f shall observe and cause its employees, servants, agents, invitees, customers, subtenants, licencees and others over whom the Tenant can reasonably be expected to exercise control to observe the rules and regulations attached as Schedule C hereto and such further and other reasonable rules and regulations and amendments and additions thereto as may be made by the Landlord and notified to the Tenant by mailing a copy thereof to the Tenant or by posting same in a conspicuous place in the Building. All such rules and regulations now or hereafter in force shall be read as forming part of this Lease; pmvided that if there is a conflict between the rules and regulations and this Lease, the terms of this Lease shall prevail. The Landlord shall not be responsible to the Tenant for the nonobservance of any mle or regulation or the terms of anyElease or agreement to lease by any other tenant of the Project.

5.08 Permitted Signs - The Tenant shall use only such identification signs as are prescribed by the Landlord from time to time and as comply with all applicable by-laws, regulations and codes as to size, location, arrangement, type of lettering, colour, appearance and design for uniform use by office tenants in the Eullding.
Such signs shall contain only the name under which the Tenant carries on business.

5.09 Prohibited Signs - Except with the prior written consent of the Landlord, which consent may be arbitrarily withheld or rescinded in the Landlord's sole discretion, or as provided in Section 5.08, the Tenant shall not paint, display, inscribe, place or affix any sign, symbol, notice, advertisement,display or direction of any kind anywhere outside the Leased Premises or on the interior of any glass, windows or doors or elsewhere within the Leased Premises so as to be visible from the outside of the Leased Premises.

5.1O Window Coverings - Without the prior written consent of the Landlord, the Tenant shall not install any blinds, drapes, curtains or any other window coverings in the Leased Premises and shall not remove, add to or change the blinds, curtains, drapes or other window coverings installed by the Landlord from time to time. The Tenant shall keep all window coverings open or closed at various times as the Landlord may from time to time direct by the rules and regulations or otherwise.

5.11 Parking - Any parking area or facility provided by the Landlord shall at all times be subject to the exclusive control and management of the Landlord or those whom the Landlord may designate from time to time. The Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to any parking area or facility and shall have the right from time to time:

(a) to expand, reduce, or change the area, level, location and arrangement of the parking area or facility and to construct any parking facility;

(b) to enforce parking charges with appropriate provisions for free parking ticket validating by tenants of the Building;

(c) to close all or any portion of the parking area or facility to such extent as may, in the Lajidlord's opinion, be legally sufficient to prevent a dedication thereof or the accrual of rights to any Person or the public;

(d) to obstruct or close off all or any part of the parking area or facility for the purpose of maintenance or repair; and

(e) to do and perform such other acts in and to the parking area or facility as, in the judgment of the Landlord, shall be advisable with a view to the improvement of the convenience of and use of the Building by tenants, their employees and invitees.

The Landlord will operate and maintain the parking area or facility in such manner as the Landlord in its sole discretion shall determine from time to time. Without limiting the scope of such discretion, the Landlord shall have the sole right to employ all personnel and make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking area or facility. The Tenant shall participate in any free parking or other ticket validation system established by the Landlord and abide by all rules and regulations pertaining thereto and the Tenant shall pay to the Landlord monthly, together with payments on account of Basic Rent, all parking charges attributable to the Tenant as evidenced by parking tickets validated by the Tenant in accordance with any system established by the Landlord.

5.12 Authorization of Enquiries - The Tenant hereby authorizes the Landlord to make enquiries from time to time of any government or municipality or governmental or municipal agency with respect to the Tenanrs compliance with any and all laws and regulations pertaining to the Tenant or the business conducted in the Leased Premises including, without limitation, laws<End regulations pertaining to Pollutants and the protectionEof the environment; and the Tenant covenants and agrees that the Tenant shall from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information.

5.13 Records - The Tenant shall keep on the Leased Premises or at the Tenanrs head office complete records of all goods stored on, or processed, manufactured, packaged or used in any process in the Leased Premises by the Tenant and by any other occupant of the Leased Premises or any part thereof. Such records shall include all parff&ulars which the Landlord may require. The Landlord may examine such records and the Tenant shall provide extracts from or copies thereof all as required by the Landlord from time to time. This requirement to maintain such records shall survive the expiry or earlier termination of the Term.

5.14 Overloading - The Tenant shall not install or permit the installation of equipment that in the opinion of the Landlord's engineer overloads the capacity of any utility or of any electrical or mechanical facility in the Project or which may exceed the load-bearing capacity of the floors of the Project. If damage is caused to the Leased Premises or to the Project as a result of any installation in contravention of this Section, the Tenant shall repair the damage or, St the Landlord's option, pay to the Landlord on demand the cost of repairing the damage incurred by the Landlord.

ARTICLE 6.00-SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY THE LANDLORD

6.01 Operation of I'roiect - During the Term, and so long as no Event of Default shall exist, and so long as no event shall occur which, with the passage of time or the giving of notice or both, would constitute an Event of Default, the Landlord shall operate and maintain the Project in accordance with applicable laws and regulations and with standards from time to time prevailing for similar projects in the area in which the Project is located and, subject to payment by the Tenant of Rent, shall provide the Services set out in this Article 6.00; provided that the Landlord shall not be responsible for providing those Services or operating, maintaining, repairing or replacing the systems, facilities or equipment for the provision of such Services to the extent that such Services, operation, maintenance, repair or replacement are specifically stated in this Lease to be the responsibility of the Tenant.

6.02 Building Services and Facilities- The Landlord shall provide:

(a) washrooms accessible to the Leased Premises for the use of the Tenant, its employees and invitees in common with other persons entitled thereto;

(b) domestic mnning water to the building standard washrooms in the Leased Premises, if any, and to washrooms available for the Tenant's use in common with others entitled thereto;

(c) access to and egress from the Leased Premises for use by the Tenant, its employees and invitees in common with other persons tentitled thereto, provided that the Landlord may restrict access for security purposes or require that all persons seeking access produce identification;

(d) heating, ventilation and air conditioning to the Building, including the Leased Premises, to a level sufficient to maintain therein conditions of reasonable temperature and comfort provided that, unless otherwise agreed by the parties, a full standard of interior climate control shall only be maintained during those hours and on those days established by the Landlord as being operating periods for the Building, having reasonable regard to energy conservation;

(e) lighting and electrical power to the Common Elements as reasonably required;

(f) electrical power to the Leased Premises for lighting and for standard office equipment capable of operating from the voltage circuits available and then standard for the Building;

{g) janitorial services to the Leased Premises and Common Elements to a standard consistent from time to Ume with similar buildings in the area in which the Building is located;

(h) a directory board located in the Common Elements providing identification of the tenants in the Building in such manner and containing such information as the Landlord may determine; and

(i) appropriate ducts for bringing telephone services to the Leased Premises.

6.03 Maintenance. Repair and Replacement - Subject to payment by the Tenant of Rent, the Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Project and for provision of the Landlord's Services set out in Section 6.02 (except as may be installed by or be the property of the Tenant) and shall maintain and repair the foundations, stmcture and the roof of the Building and repair damage to the Building which the Landlord is obligated to insure against under Article 9.00, provided that:

(a) if all or part of the systems, facilities and equipment are destroyed, damaged or impaired, the Landlord shall have a reasonable time within which to complete the necessary repair or replacement and, during that time, shall onW be required to ma.intain such Services as are reasonably possible in the circumstances;

(b) the Landlord may temporarily discontinue such Services or any of them at such times as may be reasonably necessary;

(c) the Landlord shall use reasona6fEEdiligence in carrying out its obligations under this Section 6.03, but shall not be liable under any circumstances for any consequential damages, whether direct or indirect, to any Person or property for any failure to do so;

(d) no reduction or discontinuance of Services under this Section 6.03 shall be construed as a breach of the Landlord's covenant therefor or as an eviction of the Tenant or, except as specifically provided otherwise in this Lease, release the Tenant from any obligation under this Lease;

(e) the Landlord shall not be liable under any circumstances for any damage caused by interruption or failure of any utility, wiring, elevator or escalator;

(f) the Landlord shall have no responsibility for any inadequacy of performance of any systems within the Leased Premises if the Leased Premises or the use thereof depart from the design criteria for such system as established by the Landlord for the Building; and

(g) nothing contained herein shall derogate from the provisions of
Article 10.00.

6.04 AlterationsiRenovations bv Landlord - During the Term or any renewal or extension thereof, it is understood and agreed that if the Landlord intends to make changes, additions or improvements to or renovate the Project or any part thereof, of which the Leased. Premises form a part (the "Renovation Work"), notwithstanding anything contained in this Lease to the contrary, the Landlord, its servants, agents, contractors and representatives may proceed with the Renovation Work without further consent or approval of the Tenant and the Tenant hereby irrevocably grants to the Landlord its consent to the carrying out of the Renovation Work; provided that the Renovation Work shall not materially interfere with or adversely affect the business of the Tenant carried on in the Leased Premises. It is specifically understood and agreed that there shall be no compensation paid tb the Tenant nor shall there be any abatement of Rent in connection with the Renovation Work. In exercising its rights pursuant to this Section 8.04, the Landlord shall be entitled to:

(a) enter the Leased Premises from time to time to make changes or additions to the structure, systems, facilities and equipment in the Leased Premises where necessary to serve the Leased Premises or other parts of the Building;

(b) limit from time to time as may be necessary by reason of the Renovation Work, ingress to and egress from the Leased Premises and/or the Project;

(c) change, add to, diminish, demolish, dedicate for public purposes part or parts of, improve or alter any part of the Project not in or forEing part of the Leased Premises; and

(d) change, add to, diminish, improve or alter the location and extent of Common Elements.

The Landlord agrees to give to the Tenant 10 days' prior written notice of its intention to proceed with the Renovation Work. Provided that notice is given as aforesaid, the Tenant shall cooperate with the Landlord in order to allow the Renovation Work to be completed as expeditiously as possible. It is specifically agreed by the Landlord and the Tenant that the Landlord shall not, by reason of exercising its rights pursuant to this Section 6.04, be in default or be deemed to be in default of any covenant.

6.05 Access by Landlord - The Tenant shall permit the Landlord to enter the Leased Premises at any time outside normal business hours in case of an emergency, either real or perceived, and otherwise during normal business hours where such entry will not unreasonably disturb or interfere with the Tenant's use of the Leased Premises or operation of its business, to examine, inspect and show the Leased Premises for purposes of leasing, sale or financing, to provide Services or make repairs, replacements, changes or alterations as provided for in this Lease and to take such steps as the Landlord may deem necessary for the safety, improvement or preservation of the Leased Premises or the Project. The Landlord shall, whenever possible, consult with or give reasonable notice to the Tenant prior to entry but no such entry shall constitute an eviction or a breach of the Landlord's covenant for quiet enjoyment or entitle the Tenant to any abatement of Rent.

6.06 Energy Conservation - The Landlord shall be deemed to have observed and performed its obligations under this Lease, including those relating to the provision of utilities and Services, if in so doing it acts in accordance with a directive, policy or request of an authority having jurisdiction in the field of energy conservation, security or environmental matters.

6.07 Supervision and Extended Services - The Landlord, if it shall from time to time so elect, shall have the right to supervise the moving of furniture or equipment of the Tenant and (in addition to supervising the Tenants work as provided for in this Lease) to supervise the making of repairs conducted within the Leased Premises and the exclusive right to supervise or make deliveries to the Leased Premises. In addition, and by arrangement with the Tenant, the Landlord may provide extended cleaning or other Services to the Tenant in addition Ethose normally supplied and referred to in this Lease. In each case, the Landlord's costs and expensesincurred with respect thereto together with a reasonable administration fee shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices from the Landlord.

6.08 Landlord's Work - The Tenant agrees that it has entered into this Lease on the express understanding that the Landlord's Work in respect of the Leased Premises is limited to the scope delineated as Landlord's Work in Schedule D and all other improvements to the Leased Premises shall be performed at the sole expense of the Tenant in accordance with the terms of this Lease, including but not limited to Section 7.04 of this Lease.

6.09 Control by the Landlord - The Tenant agrees that the Landlord shall have control of the Project and, without limiting the generality of anything contained elsewhere in this Lease, the Landlord may make such use of the Common Elements and permit others to make such use of the Common Elements as the Landlord may from time to time determine subject, in the case of use by others, to such terms and conditions and for such consideration as the Landlord may in its discretion determine, provided that such uses do not materially obstruct access to the Leased Premises and the Landlord may close all or any part or parts of the Project to such extent as may, in the opinion of the Landlord or any Consultants engaged by the Landlord in that regard, be legally sufficient to prevent a dedication thereof or the accrual of rights therein to any Person or the public.

ARTICLE 7.00- PAYMENT FOR SERVICES AND MAINTENANCE. REPAIR AND ALTERATIONS BY THE TENANT

7.01 Utilities - In addition to the payment of Tenant's Occupancy Costs and notwithstanding Sections 6.01 and 6.02, the Tenant shall be responsible for the cost of all utilities including electricity supplied to the Leased Premises. The Tenant shall not, without the prior written approval of the Landlord, which may be arbitrarily withheld, install or cause to be installed in the Leased Premises any equipment that will require additional utility usage in excess of that normally required for office premises. If with the Landlord's approval such additional equipment is installed, the Tenant shall be solely responsible for such excess utility usage. If utilities are supplied to the Tenant through a meter common to other tenants in the Project (there being no obligation on the Landlord to install separate meters), the Landlord shall pay the cost of the utilities and apportion the cost pro rata iamong the tenants supplied through the common meter, based on all relevant factors including, but not limited to, the hours of use, number and types of lights and electrical equipment and the proportion of each tenant's Rentable Area to the Rentable Area of all tenants to which the common meter relatest Upon receipt of the Landlord's statementof apportionment, the Tenant shall promptly reimburse the Landlord for all amounts apportioned to the Tenant by the Landlord provided that the Landlord may elect by notice to the Tenant to estimate the amount which will be apportioned to the Tenant and require the Tenant to pay that amount in monthly instalments in advance simultaneously with the Tenant's payments of Basic Rent. Notwithstanding the foregoing, and whether the Leased Premises are separately metered or not, the Landlord may purchase in bulk from the utility supplier the aggregate utility requirements of the Project at the applicable rates determined by a single meter on the Project and may, in billing the Tenant for its share of such utility, apply a scale of rates not greater than the current scale of rates at which the Tenant would from time to time be purchasing the whole of its utilities required and consumed in respect of the Leased Premises if the Tenant were purchasing directly from the utility supplier. The Tenant shall upon the Landlord's request install a separate utility meter or meters in the Leased Premises at the Tenant's expense.

In addition to the payments to the Landlord required by this Article 7.00, the Tenant shall pay all rates, charges, costs and expenses as may be assessed or levied by any supplier of utilities to the Tenant other than those supplied by the Landlord.

7.02 Lights - In addition to the payment of Tenant's Occupancy Costs and notwithstanding Sections 6.01 and 6.02, the Tenant.shall pay to the Landlord monthly in advance, with its payments of Basic Rent, a reasonable amount as determined by the Landlord in respect of replacement of building standard fluorescent tubes, light bulbs and ballasts in the Leased Premises on a periodic basis or as required from time to time and the costs of cleaning, maintaining and servicing of the electrical light fixtures in the Leased Premises.

7.03 Heating, Ventilation and Air Conditioning - In addition to the payment of Tenant's Occupancy Costs and notwithstanding Sections 6.01 and 6.02, the Tenant shall be responsible for the cost of all heating, ventilation and air conditioning required in the Leased Premises or any part thereof in excess of that required to be provided by the Landlord under Section 6.02(d). If at any time during the Term the Landlord shall determine that the cost of the heating, ventilation and air conditioning required in the Leased Premises or any part thereof is in excess of that normally required in other parts of the Building which are used for normal office purposes, the Landlord may deliver to the Tenant a statementin writing setting out the cost of the excess and upon receipt of the statement from time to time the Tenant shall promptly reimburse the Landlord for the amount shown in the statement as attributable to the Leased Premises.

7.04 Alterations by Tenant - The Tenacy from time to time at its own expense make changes, additions and improvements.to the Leased Premises to better adapt the same to its business, provided that any change, addition or improvement shall:

(a) comply with the requirements of the Landlord's insurers and any governmental or municipal authority having jurisdiction;

(b) be made only after detailed plans and specifications therefor have been submitted to the Landlord and received the prior wriflen consent of the Landlord, and the Tenant acknowledges that the Landlord's consent does not mean that any alterations made by the Tenant to the Leased Premises pursuant to this Section 7.04, comply with any municipal byH laws or any other applicable laws, by-laws, codes or requirements. All costs incurred with respect to such approval shall be at the expense of the Tenant. Any changes, additions and/or improvements affecting the Building's electrical, mechanical and/or structural components shall only be performed by contractors selected by the Landlord (the "Landlord's Contractors"). A list of the Landlord's Contractors is available upon request;

(c) equal or exceed the then current standard for the Building;

(d) be carried out in a good and workmanlike manner and only by Persons selected by the Tenant and appmved in writing by the Landlord who shall, if required by the Landlord, deliver to the Landlord before commencement of the work, performance and payment bonds as well as proof of workers1 compensation and public liability and property damage insurance coverage, with the Landlord and the Landlord's agent and nominee (if any) named as additional insureds, in amounts, with companies and in a form reasonably satisfactory to the Landlord, which shall remain in effect during the entire period in which the work will be carried out; and

(e) be made only after the Tenant has provided to the Landlord evidence of all requisite permits and licences and any other information reasonably required by the Landlord. Upon completion of such change, addition or improvement, the Tenant shall provide to the Landlord as-built drawings and/or a CAD disk of same.

7.05 Tenants Trade Fixtures and Personal Property- The Tenant may install in the Leased Premises its usual trade fixtures and personal property in a proper manner; provided that no installation or repair shall interfere with or damage the mechanical or electrical systems or the structure of the Building. If the Tenant is not then in default hereundet, the trade fixtures and personal property installed in the Leased Premises by the Tenant may be removed by the Tenant from time to time in the ordinary course of the Tenant's business or in the course of reconstrution renovation or alteration of the Leased Premises by the Tenant, subject to the provisions of Article 14.00 of this Lease, and provided that the Tenant promptly repairs at its own expense any damage to the Leased Premises and the Building resulting from the installation and removal and provided further that in the event of removal of trade fixtures the Tenant shall promptly replace such trade fixtures with trade fixtures of equal or greater quality and value, subject to the provisions of Section 14.01.

7.06 Maintenance and Repair - Except to the extent that the Landlord is specifically responsible therefor under this Lease, the Tenant, at its cost, shall maintain, repair and replace the Leased Premises, all Leasehold Improvements and all apparatus therein in good order and condition, and in compliance with the requirements of all authorities having jurisdiction including without limitation:

(a) keeping the Leased Premises and the immediate surrounding area in a clean and tidy condition and free of debris and garbage;

(b) repainting and redecorating the Leased Premises and cleaning and maintaining drapes and carpets at reasonable intervals as reasonably requiredby the Landlord;

(c) making repairs and replacements as needed to the Leased Premises including, without limitation, to glass, plate glass, doors, hardware, partitions, walls, fixtures, lighting and plumbing fixtures, wiring, piping, ceilings, floors and thresholds in the Leased Premises; and

(d) keeping the Leased Premises in such condition as to comply with the requirements of any authority having jurisdiction.

7.07 Inspection - The Landlord and its Consultants may from time to time enter upon the Leased Premises:

(a) to inspect the Leased Premises and its condition; and

(b) to inspect any work being done by the Tenant both during the course of such work and following completion thereof.

If the Landlord or its agents shall determineA hat the work being done by the Tenant is in breach of this Lease or fails to comply with the requirements of this Lease in any respect, the Tenant shall forthwith remedy such breach or failure to comply and shall desist from continuing the same. The Tenant shall, at its own cost, make good any deficiency in such work and remedy any failure to comply with the requirements of this Lease.

7.08 Failure to Maintain - If the Tenant fails to perform any obligation under this Article 7.00, then on not less than 5 days' notice to the Tenant, the Landlord may enter the Leased Premises and perform the obligation without liability to the Tenant for any loss or damage thereby incurred. The Tenant shall promptly after receiving the Landlord's invoice therefor reimburse the Landlord for all costs incurred by the Landlord in performing the obligation plus 20% of the costs for overhead and supervision.

7.09 Liens - The Tenant shall:

(a) pay promptly when due all costs for work done or caused to be done or goods affixed by the Tenant in the Leased Premises which could result in any lien or encumbrance on the Landlord's interest in the Project or any part thereof, or the filing or registration of any security interest or notice thereof:

(b) keep the title to the Project, including every part thereof and the Leasehold Improvements, free and clear of any lien, encumbrance or security interest or notice thereof; and

(c) indemnify and hold harmless the Landlord against any Claims arising out of the supply of goods, materials, services or labour for the work.

The Tenant shall immediately notify the Landlord of any lien, encumbrance, claim of lien, security interest, or notice thereof or other action of which it has, or reasonably should have, knowledge and which affects the title to the Project including the Leased
Premises or any part thereof and, except for those contemplated by Section 15.25, shall cause the same to be removed within 5 business days (or such additional time as the Landlord may consent to in writing), failing which the Landlord may take such action as the Landlord deems necessary to remove same and the entire cost thereof shall immediately become due and payable by the Tenant to the Landlord. The Tenant shall not affix or cause to be affixed to the Project any goods acquired under conditional sale or with respect to which any lien, encumbrance or security interest exists. The Landlord may from time to time post such notices in such places on the Leased
Premises as the Landlord considers advisable to prevent or limit the creation of any liens upon the Project orany part thereof

7.10 Roof - The Tenant shall not be entitled to install upon the roof of the Building any equipment except as consented to in writing by the Landlord, whi9h consent may be arbitrarily withheld, but if given shall be subject to whatever conditions the Landlord, in its sole discretion, deems necessary in the cirdumstances.

ARTICLE 8.00- TAXES

8.01 Taxes Payable by Landlord - The Landlord covenants and agrees to pay all Taxes assessed against the Landlord or the Project on account of its ownership when due (except for Taxes payable directly to the taxing authority by the Tenant under Subsection 8.02(c)) and subject to the provisions hereinafter contained in this Article 8.00.
Provided however, that the Landlord may defer payment of any such Taxes or defer compliance with any statute, law, by-law, regulation or ordinance in connection with the levy of such Taxes in each case to the fullest extent permitted by law as long as it shall diligently prosecute any contest or appeal of such Taxes.

8.02 Taxes Pavable bv Tenant - The Tenant shall pay promptly when due to the taxing authority or the Landlord at the Landlord's direction every Tax upon or on account of the following:

(a) Property Taxes in respectEof the Leased Premises;

(b) Tenant's Proportionate Share of the amount assessed as Property Taxes for the Common Elements if separately identified and if not separatelyidentified than as may be reasonably attributed or allocated by the Landlord; and

(c) any Taxes imposed or assessed against or in respect of the personal property and Leasehold Improvements of the Tenant in the Leased Premises or in respect of any business operations carried on or in respect of the use or occupancy thereof by the Tenant or by any subAenant or licensee, if levied or assessed separately from Taxes upon the remainder of the Land and Building and referred to herein as "Business Taxes".

The Tenant agrees to provide to the Landlord within 3 days of receipt thereof, an original or duplicate copy of any separate Tax bill.

In the event that there shall not be a sepahifli assessment and separate tax bill for Property Taxes or Business Taxes levied in respect of the Leased Premises, the Tenant shall pay at the same time as Basic Rent, Tenant's Proportionate Share of Taxes which may be assessed, levied, rated or imposed against the Project. The Tenant shall deliver promptly, upon request of the Landlord, receipts for all such payments and will furnish such other information as the Landlord may require.

8.03 Tax Increases Attributable to Tenant - If any Taxes in respect of the Leased Premises or Project are greater than they otherwise would have been by reason of the constitution or ownership of the Tenant, the use of the Leased Premises by the Tenant, the' school support of the Tenant, or any other reason peculiar to the Tenant, the portion of such Taxes in each year attributable to such reason, as determined by the Landlord, shall be paid by the Tenant to the Landlord at least 15 days prior to the due date for payment thereof by the Landlord, and in addition to Property Taxes and other Taxes otherwise payable by the Tenant under this Lease.

8.04 GST - The Tenant shall pay to the Landlord the amount of all GST accruing due with respect to Rent at the time the Rent is due and payable to the Landlord under this Lease. The Tenant's obligation to pay GST under this Section shall not be limited or precluded by any limitation contained in this Lease upon the Landlord's right to recover or receive payment from the Tenant of taxes upon Landlord's income or profits or otherwise.

8.06 Landlord's Election - Notwithstanding that any Taxes (including without limitation, any of the foregoing payable by the Tenant under
Section 8.02) may be separately imposed, levied, assessed or charged by the appropriate authority for or in respect of the Leased Premises and other portions of the Project, the Landlord may elect that such Taxes shall be added to Operating Costs and the Landlord may in its absolute discretion allocate such amount among tenants of the Building and the amount allocated to the Tenant shall form part of Tenant's Occupancy Costs.

8.06 Right to Contest - Each of the Landlord and the Tenant (provided the Tenant is legally entitled to do so) shall have the right to contest in good faith the validity or amount of any Taxes which, in the case of the Landlord, the Landlord is responsible to pay under this
Article 8.00. and which, in the case of the Tenant, the Tenant is responsible to pay under Section 8.02 and for which it is separately assessed. Notwithstanding anything to the contrary herein, the Tenant may, upon notice to the Landlord, defer payment of any amount payable by it pursuant td Section 8.02 for which it is separately assessed,to the extent permitted by law; provided that no contest by the Tenant shall involve the possibility of forfeiture, sale or disturbance of the Landlord's interest in the Leased Premises or the imposition of any penalty or interest, charge or lien and that, upon the final determination of any contest by the Tenant, the Tenant shall immediately pay and satisfy the amount fQund to be due, together with any costs; penalties and interest. It as a result of any contest by the Tenant, any tax, rate, levy, assessment, fee or other charge is increased, the Tenant shall be responsible for the full amount of such increase in respect of the period to which the contest relates and to any subsequent tax periods which commence during the Term.

The Tenant shall not contest any amount payable by it under Section 8.02 or appeal any assessment therefor except as follows:

(a) the Tenant shall deliver to the Landlord any notices of appeal or other like instrument and obtain the Landlord's consent thereto, which consent shall not be unreasonably withheld, before filing the same,

(b) the Tenant shall deliver whatever security the Landlord reasonably requires;

(c) the Tenant shall promptly and diligently prosecute the contest or appeal at its sole expense; and

(d) the Tenant shall keep the Landlord fully informed thereof.

ARTICLE 9.00- INSURANCE, LIABILITY AND ENVIRONMENTAL

9.01 Landlord's Insurance - During the Term, the Landlord shall place insurance coverage on and with respect to the Project excluding the area(s)to be insured by the Tenant as set out in Section 9.02, which coverage shall include the following, if available at reasonable cost in the opinion of the Landlord:

(a) all risks insurance for the full reconstruction value of the Project, excluding Leasehold Improvements, as determined by the Landlord;

(b) as an extension to the insurance maintained pursuant to Subsection 9.01(a), insurance on the rental income derived by the Landlord from the Project on a gross rental income form with a period of indemnity of not less than the period as estimated by the Landlord from time to time which would be required to rebuild and, if necessary, to re-tenant the Project in the event of the complete destruction thereof;

(c) boiler and machinery insurance,Eluding repair or replacement and rental income coverage, if applicable;

(d) plate glass insurance (not including plate glass fronting or within the Leased Premises) if deemed appropriate by the Landlord;

(e) bodily injury and property damage liability insurance; and

(f) such other insurance which is or may become customary or reasonable for owners of projects similar to the Project to carry in respect of loss of, or damage to, the Project or liability arising therefrom.

The insurance referred to in this Section shall be carried in amounts determined reasonably by the Landlord. The insurance shall be written in the name of the Landlord with loss payable to the Landlord and to any mortgagee (including any tmstee under a deed of trust and mortgage)of the Project from time to time. The policies of insurance referred to in Subsections 9.01(a),(b),(c)and(d) shall contain a waiver of the insurer's right of subrogation as against the Tenant. The Landlord hereby waives its right of recovery against the Tenant, its employees and those for whom the Tenant is in law responsible with respect to occurrences required to be insured against by the Landlord hereunder.
Notwithstanding any contribution by the Tenant to insurance premiums as provided for in this Lease, no insurable interest is conferred upon the Tenant under policies carried by the Landlord. Except as specifically provided in this Lease, the Landlord shall in no way be accountable to the Tenant regarding the use of the insurance proceeds arising from any Claims.

9.02 Tenants Insurance - At its own expense the Tenant shall take out and thereafter maintain in force at all times during the Term insurance policies as follows:

(a) all risks insurance on Leasehold Improvements and on all other property of every description, nature and kind owned by the Tenant or for which the Tenant is legally liable, which is installed, located or situate within the Leased Premises or elsewhere in the Project, including without limitation, all inventory or stock-inArade in an amount not less than the full replacement cost thereof without deduction for depreciation; such insurance shall be subject to a replacement cost endorsement and shall include a stated amount co-insurance clause and a breach of conditions clause;

(b) comprehensive or commercial general boEily injury and property damage liability insurance to respond to any and all incidents occurring in the Leased Premises in the minimum amount of $3,000,000 including the following exteEsions: owners and contractors protective; limited pollution coverage endorsement; products and completed operations; personal injury; occurrence basis property damage; blanket contractual and non-owned automobile liability; such insurance shall include the Landlord and the Landlord's agent and nominee (if any) as addflional named insureds, and shall protect the Landlord and the Landlord's agent and nominee (if any) in respect of Claims by the Tenant as if the Landlord and the Landlord's agent and nominee(if any) were separately insured; such insurance shall include cross liability and severability of interest clauses;

(c) boiler and machinery insurance, if applicable, including repair or replacement endorsement in an amount satisfactory to the Landlord and providing coverage with respect to all objects introduced into the Leased Premises by or on behalf of the Tenant or otherwise constituting Leasehold Improvements;

(d) plate glass insurance on all internal and external glass within or fronting the Leased Premises; however, notwithstanding the foregoing, the Tenant may elect to self-insure for the insurance described in this Subsection (d);

(e) business interruption insurance on the profit form providing all risks coverage with a period of indemnity of not less than 12 months and subject to a stated amount co-insurance clause; and

(f) any other form of insurance in such amounts and against such risks as the Landlord may from time to time reasonably require.

The Tenant acknowledges and agrees that it shall be solely responsible for insuring the Leasehold Improvements, its equipment and stock and any other property owned dr brought into the Leased Premises by the Tenant whether affixed to the Building or not.

The insurance policies referred to in this Section shall be subject to such higher limits as the Tenant, or the Landlord acting reasonably, or any mortgagee of the Landlord's interest in the Project may require from time to time. The policies of insurance referred to in Subsections 9.02(a),(c),
(d), (e), and (f) shall contain a waiver of the insurer's right of subrtgation as against the Landlord. The Tenant hereby waives its right of recovery against the Landlord; its employees and those for whom the Landlord is in law responsible with respect to occurrences required to be insured against by the Tenant hereunder. Any and all deducubles in the Tenanfs insurance policies shall be borne solely by the Tenant and shall not be recovered or attempted to be recovered from the Landlord.
In addition, all such policies shall be non-contributing with, and will apply only as primary and not excess to, any insurance proceeds available to the Landlord.

The Tenant shall provide to the Landlord at the commencement of the Term and at least 30 days prior to the renewal of all insurance referred to in this
Section 9.02, and promptly at any time upon request, a certificate of insurance evidencing the insurance coverage maintained by the Tenant in accordance with this Section 9.02. The delivery to the Landlord of a certificate of insurance or any review thereof by or on behalf of the Landlord shall not limit the obligation of the Tenant to provide and maintain insurance pursuant to this Section 9.02 or derogate from the Landlord's rights if the Tenant shall fail to fully insure.

All policies shall provide that the insurance shall not be cancelled or changed to the prejudice of the Landlord without at least 30 days' prior written notice given by the insurer to the Landlord. All policies of insurance shall be placed with a company licensed to sell commercial insurance in Canada.

The Tenant acknowledges and agrees that, if it fails to obtain and maintain in force any of the insurances set out in this Section 9.02, then the Tenant shall indemnify the Landlord in respect of any losses arising therefrom.

9.03 Placement of Tenants Insurance bv Landlord - If the Tenant fails to place or maintain all or any of the insurance coverage referred to in Section 9.02, the Landlord may, at its option, place all or any part of such insurance in the name of or on behalf of the Tenant and the Tenant shall pay to the Landlord upon demand all costs incurred by the Landlord in so dbing including, without limitation, the premium or premiums for such insurance together with the Landlord's administrative fee of 15% of such premium.

9.04 Limitation of Landlord's Liability - The Landlord, its agents and employees and any Person for whom it is in law responsible shall not be liable under any circumstances for any damage caused by anything done or omitted to be done by any other tenant of the Project or any damage resulting from the exercise of the Landlord's control over the Project or any part thereof.

9.05 Environmental Issues

(1) Landlord's Requirements - The Tenant shall not bring into or allow to be present in the Leased Premises or the Project any Pollutants except such as are disclosed in Schedule H hereto. If the Tenant shall bring or create upon the Project, including tije Leased Premises, any Pollutants, then such Pollutants shall be and remain the sole property of the Tenant and the Tenant shall remove same at its sole cost at the expiration or sooner termination of the Term or sooner if so directed by any governmental authority or if required to effect compliance with any Environmental Laws or if required by the Landlord.

(2) Governmental Requirements - If any governmental authority shall require the clean-up of any Pollutant:

(a)held in, released from, abandoned in, or placed upon the Leased Premises or the Project by the Tenant or its employees or those for whom it is in law responsible; or

(b)released or disposed of by the Tenant or its employees or those for whom it is in law responsible;

then the Tenant shall, at its own expense, carry out all required work, including preparing all necessary studies, plans and approvals and providing all bonds and other security required and shall provide full inforrnation with respect to all such work to the Landlord provided that the Landlord may, at its option, perform any such work at the Tenant's sole cost and expense1 payable on demand as additional Rent.

(3) Environmental Covenants - In addition to and without restricting any other obligations or covenants herein, the Tenant covenants that it will:

(a)comply in all respects with all Environmental Laws relating to the Leased Premises or the use of the Leased Premises;

(b)promptly notify the Landlord in writing of any notice by any governmental authority alleging a possible violation of or with respect to any other matter involving any Environmental Laws relating to operations in the Leased Premises or relating to any Person for whom it is in law responsible or any notice from any other party concerning any release or alleged release of any Pollutants; and

(c)permit the Landlord to:

(i) enter and inspect the Leased Premises and the operations conducted therein; and

(ii) conduct tests and environmental assessments or appraisals; and

(iii) remove samples from the Leased Premises; and

(iv) examine and make copies of any documents or records relating to the Leased Premises and interview the Tenant's employees as necessary; and

(d)promptly notify the Landlord of the existence of any Pollutant in the Project.

(4) Environmental Indemnification - The Tenant shall indemnify and hold the Landlord harmless at all times from and against any and all losses, damages, penalties, fines, costs, fees and expenses (including legal fees on a solicitor and client basis and Consultant's fees and expenses) resulting from:

(a) any breach of or non-compliance with the foregoing environmental covenants of the Tenant; and

(b) any legal or administrative action commenced by, or claim made or notice from, any third party, including, without limitation, any governmental authority, to or against the Landlord anti pursuant to or under any Environmental Laws or concerning a release or alleged release of Pollutants at the Leased Premises into the environment and related to or as a result of the operations of the Tenant or those acting under its authority or control at the Leased Premises, and any and all costs associated with air quality issues, if any.
[It Rider 1 (Section 9.05) is attached to this Lease this Section will be deleted and initialled and the terms and conditions stated on Rider 1 will govern the relationship between the Landlord and the Tenant with respect to environmental issues.

ARTICLE 10.00- DAMAGE AND DESTRUCTION

10.01 Limited Damaae to Leased Premises, Access or Services - If during the Term, the Leased Premises or any part thereof, or other portions of the IBuilding providing access or Services essential to the Leased Premises, shall be destroyed or damaged by any hazard against which the Landlord is obligated to insure pursuant to Section 9.01, the Landlord, if permitted by law so to do, shall proceed with reasonable diligence to rebuild and restore or repair the Leased Premises or comparable premises or such access routes or Service systems, as the case may be, in conformance with current laws to the extent of insurance proceeds received. The covenants of the Tenant to repair shall not include any repairs of damage required to be made by the Landlord under this Section 10.01. Rent payable by the Tenant shall abate from the date of such damage or destruction to the date of substantial completion of the Landlord's work as determined by the Landlord's architect or engineer or restoration of access or Services, as the case may be. If less than all of the Leased Premises is destroyed or damaged as contemplated in this Section 10.01, Rent payable by the Tenant shall abate from the date of such damage ordestruction to the date of substantial completion of the Landlord's work in the same proportion as the Rentable Area of the Leased Premises so damaged or destroyed is of the total Rentable Area of the Leased Premises.

10.02 Major Damage to Leased Premises - Notwithstanding anything contained in this Lease to the contrary, if the Leased Premises shall be damaged or destroyed by any hazard against which the Landlord is obligated to insure under this Lease; and if in the opinion of the Landlord's architect or engineer, given within 30 business days of the happening of said damage or destruction, said damage or destruction is to the extent that the Leased Premises shall be incapable of being rebuilt or repaired or restored with reasonable diligence within S months after the occurrence of such damage or destruction, then the Landlord may, at its option, terminate this Lease by notice in writing to the Tenant given within 15 days after the giving of the opinion by the Landlord's architect or engineer. If such notice is given by the Landlord under this Section 10.02, then this Lease shall terminate on the date of such notice and the Tenant shall immediately surrender the Leased Premises and all interest therein to the Landlord and Rent shall be apportioned and shall be payable by the Tenant only to the date of such damage or destruction and the Landlord may rEenter and repossess the Leased Premises.

1O.03 Damage to Building - Notwithstanding that the Leased Premises may not be affected, if in the reasonable opinion or determination of the Landlord or the Landlord's architect or engineer, rendered within 30 business days of the happening of damage or destruction, the Building shall be damaged or destroyed to the extent that any one or more of the following conditions exist:

(a) in the reasonable opinion of the Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part; or
(b) in the reasonable opinion of mb Landlord's architect or engineer the Building shall be incapable of being rebuilt or repaired or restored with reasonable diligence within 6 months after the occurrence of such damage or destruction; or

(c) any tenant of the Building which, in the Landlord's absolute discretion, is a major tenant of the Building becomes entitled to terminate its lease as a result of such damage or destruction; or

(d) more than 35% of the Rentable Area of the Building is damaged or destroyed as reasonably determined by the Landlord's architect or engineer; or

(e) any or all of the heating, ventilating, air conditioning, electrical, mechanical or elevator systems in the Building are damaged or destroyed as reasonably determined by the Landlord's architect or engineer;

then the Landlord may at its sole option terminate this Lease by notice in writing to the Tenant given within 15 days after the rendering of such opinion or determination. If notice is given by the Landlord under this
Section 10.03, then this Lease shall terminate from the date of such notice and the Tenant shall immediately surrender the Leased Premises and all interest therein to the Landlord and Rent shall be apportioned and shall be payable by the Tenant only to the date of such notice and the Landlord may thereafter re-enter and repossess the Leased Premises. If the Building is damaged to the extent described in this Section 10.03 and the Landlord does not terminate this Lease, the Landlord will rebuitd or repair the Building to base building standards, but the rebuilt or repaired Building may be different in configuration and design from that comprising the Project prior to the damage or destruction.

10.04 No Abatement - Except as specifically provided in this Article 10.00, there shall be no abatement of Rent and the Landlord shall have no liability to the Tenant by reason of any injury to, loss of or interference with the Tenants business or pmperty arising directly or indirectly from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom or to any portion of the Building or the Leased Premises.

10.05 Notify Landlord - The Tenant shall immediately notify the Landlord or its representative in the Project of any accident or defect in the Project, the Leased Premises or any systems thereof and, as well, of any matter or condition which may cause injury or damage to the Project or any person or property located therein.

10.06 Expropriation - If at any time during the Term the whole or any part of the Leased Premises shall be taken by any lawful power or authority by the right of Expropriation, the Landlord may, at its option, give notice to the Tenant of termination of this Lease either in its entirety or only insofar as it affects the part of the Leased Premises taken by the lawful power or authority by right of Expropriation, on the date when the Tenant or the Landlord is required to yield up possession thereof to the Expropriating authority. Upon such termination, or upon termination by operation of law, as the case may be, the Tenant shall immediately surrender the Leased Premises or the part of the Leased Premises taken by the Expropriating authority, as the case may be, and all its interest therein, and Rent shall abate and be apportioned to the date of termination and the Tenant shall forthwith pay to the Landlord the apportioned Rent and all other amounts which may be due to the Landlord up to the date of termination. The Tenant shall have no claim upon the Landlord for the value of its property or the unexpired Term, but the parties shall each be entitled separately to advance their claims for compensation for the loss of their respective interests in the Leased Premises so taken, and the parties shall each be entitled to receive and retain such compensation as may be awarded to each respectively. However, to the extent that a part of the Project other than the Leased Premises is Expropriated the full proceeds paid or awarded will belong solely to the Landlord and the Tenant will assign to the Landlord any rights it might have or acquire in respect of the proceeds or awards and will execute those documents that the Landlord reasonably requires in order to give effect to this intention.

Where used in this Section 10.06 "Expropriation" means expropriated by a governmental or municipal authority, or transferred, conveyed or dedicated in contemplation of a threatened expropriation and "Expropriated" and "Expropriating" have corresponding meanings.

ARTICLE 11.00- DEFAULT

11.01 Interest - The Tenant shall pay monthly to the Landlord interest at a rate per annum equal to the lesser of the Prime Rate plus 5% and the maximum rate permitted by applicable law upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied.

11.02 Costs of Enforcement - The Tenant shall indemnify the Landlord against all costs and charges (including legal fees on a solicitor and client basis) reasonably incurred either during or after the Term in enforcing payment of Rent hereunder and in obtaining possession of the Leased Premises after default of the Tenant or upon expiration or earlier te+inination of this Lease or in enforcing any covenant, proviso or agreement of the Tenant herein contained. All such costs and charges shall be paid by the Tenant to the Landlord forthwith upon demand.

11.03 Performance of Tenants Obligations - All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by the Tenant, at the Tenant's sole cost and expense, and without any abatement of Rent If the Tenant fails to perform any act to be performed by it hereunder, then, in the event of an ertiergency, either real or perceived, or if the failure continues for 10 days following notice thereof, the Landlord may (but Shall not be obligated to) perform the act without waiving or releasing the Tenant from any of its obligations relative thereto. All sums paid and costs incurred by the Landlord in so performing the act, plus 20% of the cost for overhead and supervision together with interest thereon at the rate set out in Section 11.01 from the date payment was made or such cost incurred by the Landlord, shall be payable by the Tenant to the Landlord on demand.

11.04 Events of Default - If and whenever

a)all or any part of the Rent hereby reserved is not paid when due; or

b)the Term or any goods, merchandise, stock in trade, chattels or equipment of the Tenant or any Indemnifier is or are seized or taken or exigible in execution or in attachment or if a creditor takes possession thereof or if a writ of execution is issued against the Tenant or any Indemnifier; or

(c) the Tenant or any Indemnifier or any Person bound to perform the obligations of the Tenant in this Lease either as guarantor or indemnifier or as one of the parties constituting the Tenant takes any steps in furtherance of or suffers any order to be made for its winding-up or other termination of its corporate existence or becomes insolvent or commits an act of bankmptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings or if a receiver or receiver/manager shall be appointed for all or any part of the business, property, affairs or revenues of the Tenant or such Indemnifier or Person; or

(d) the Tenant makes a bulk sale of its goods or moves or commences, attempts or threatens to move its goods, chattels and equipment, or any of them, out of the Leased Premises (other than in the normal course of its business) or ceases to conduct business in the Leased Premises; or

(e) the Tenant fails to move into or take possession of the Leased Premises or vacates or abandons the Leased Premises in whole or in part or fails to actively carry on business therein; or

(f) the Tenant or any Indemnifier or any Person bound to perform the obligations of the Tenant pursuant to this Lease either as guarantor or indemnifier or as one of the parties constituting the Tenant fails to observe, perform and keep each and every covenant, agreement, provision, stipulation and condition herein contained to be observed, performed and kept by the Tenant or the Indemnifier (other than payment of Rent) and persists in the failure after 10 days' notice by the Landlord requiring the Tenant to remedy, correct, desist or comply (or if any breach would reasonably require more than 10 days to rectify, unless the Tenant commences rectification within the 10 day notice period and thereafter promptly, effectively and continuously proceeds with the rectification of the breach)

(g) any Transfer occurs except as permitted by and in accordance with
Article 12.00; or

(h) any Pollutant is present in the Leased Premises without the prior written consent of the Landlord or otherwise than in compliance with all terms and conditions imposed by the Landlord in giving its consent thereto; or

(i) a report or statement required from the Tenant under this Lease is false or misleading except if it results from an innocent clerical error as determined by the Landlord; or

(j) any policy of insurance taken out by either the Landlord or the Tenant with respect to the Project shall be cancelled by reason of any act or omission bf the Tenant; or

(k) the Tenant fails to observe and perform the rules and regulations; or

(l) the use of the Leased Premises is not in accordance with that set out in Item 9 of the Term Sheet;
then the Landlord shall be entitled to any oEil of those remedies set out in Section 11.05. Each of the foregoing circumstances constitutes an "Event of Default" for the purposes of this Lease.

11.05 Remedies on Default - Upon the happening of an Event of Default the Landlord may, at its option, and in addition to and without prejudice to all rights and remedies of the Landlord available to it either by any other provision of this Lease or by statute or the general law:

a)the full amount of the current month's and the next ensuing 3 months instalments of Rent which shall immediately become due and payable and the landlord may immediately distrain for the same, together with any arrears then unpaid; or

b) without notice or any form of legal process, forthwith re-let or sublet the Leased Premises or any part or parts thereof for whatever term or terms and at whatever rent and upon whatever other terms, covenants and conditions the Landlord considers advisable including, without limitation, the payment or granting of inducements all on behalf of the Tenant; and on each such rEleWing or subletting the rent received by the Landlord therefrom will be applied first to reimburse the Landlord for any such inducements and for any expenses, capital or otherwise, incurred by the Landlord in making the Leased Premises ready for re-letting or subletting; and secondly to the payment of any costs and expenses of re-letting or subletting including brokerage fees and legal fees on a solicitor and client basis; and third to the payment of Rent; and the residue, if any, will be held by the Landlord and applied to payment of Rent as it becomes due and payable. If rent received from re-letting or subletting during any month is less than Rent to be paid during that month hereunder, the Tenant will pay the deficiency which will be calculated and paid monthly on or before the first day of every month; and no re-letting or subletting of the Leased Premises by the Landlord or entry by the Landlord or its agents upon the Leased Premises for the purpose of re-letting or subletting or other act of the Landlord relating thereto including, without limitation, changing or permitting a subtenant to change locks, will be construed as an election on its part to terminate this Lease unless a written notice of termination is given to the Tenant; and if the Landlord elects to rElet or sublet the Leased Premises without terminating, it may afterwards elect to terminate this Lease at anytime by reason of any Event of Default then existing; or

(c) seize and sell such goods, chattels and equipment of the Tenant as are in the Leased Premises and the Landlord may, but shall not be obligated to, apply the proceeds thereof to all Rent to which the Landlord is then entitled under this Lease. Any such sale may be effected by public auction, private sale or otherwise, and either in bulk or by individual item, or partly by one means and partly by anqther, all as the Landlord in its sole discretion may decide; or

(d) terminate this Lease by leaving upon the Leased Premises notice in writing of the termination, and such termination shall be without pretjudice to the Landlord's right to damages, it being agreed that the Tenant shall pay to the Landlord on demand as damages the loss of income of the Landlord to be derived from this Lease and the Leased Premises for the unexpired portion of the Term had it not been terminated; or

(e) rEenter into and upon the Leased Premises or any part thereof in the name of the whole and repossess and enjoy the same as of Landlord's former estate, anything herein contained to the contrary notwithstanding;

and the Tenant shall pay to the Landlord forthwith upon demand all expenses of the Landlord in re-entering, terminating, rEletting, collecting sums due or payable by the Tenant or realizing upon assets seized or otherwise exercising its rights and remedies under this Section 11.05 including tenant inducements, leasing commissions, legal fees on a solicitor and client basis and all disbursements and the expense of keeping the Leased Premises in good order, repairing the same and preparing the same for re-letting.

In addition, and without limiting the generality of the foregoing provisions of this Section 11.05, upon the happening of an Event of Default, and whether or not this Lease is terminated in accordance with such provisions:
(i) the Landlord shall have no further liability to pay to the Tenant or any third party any amount on account or in respect of a refund of any Security Deposit, prepaid Rent or prepaid Taxes or any tenant inducement, leasehold improvement allowance, lease takeover or lease subsidy or any other concession or inducement otherwise provided to the Tenant under or with respect to this Lease, and any Rent free period otherwise provided to the Tenant hereunder shall be null and void and of no further force or effect and Rent shall be payable in full hereunder without regard to any such Rent free period; and
(ii) any cash allowance, inducement payment, and the value of any other benefit paidEto or conferred on the Tenant by or on behalf of the Landlord in connection with the Leased Premises or this Lease shall be recoverable in full as additional Rent and shall be payable to the Landlord on demand.

11.06 Availabilitv of Remedies - The Landlord may from time to time resort to any or all of the rights and remedies available to it upon the occurrence of an Event of Default either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provisions herein as to certain rights and remedies are not to be interpreted as excluding any other or additior"aEEl rights or remedies available to the Landlord by statute or the general law.

11.07 Waiver - If the Landlord shall overlook, excuse, condone or suffer any default, breach or nonobservance by the Tenant of any obligation hereunder, this shall not operate as a waiver of the obligation in respect of any continuing or subsequent default, breach or nonobservance and no such waiver shall be implied but shall only be effective if expressed in writing.

The Landlord's acceptance of Rent after a default is not a waiver of any preceding default under this Lease even if the Landlord knows of the preceding default at the time of acceptance of the Rent. No term, covenant or condition of this Lease shall be considered to have been waived by the Landlord or the Tenant unless the waiver is in writing. The Tenant waives any statutory or other rights in respect ofabatement, set-off or compensation in its favour that may exist or come into existence hereafter with respect to Rent.

11.08 Waiver of Exemption and Redemption - Notwithstanding anything contained in any statute now or hereafter in force limiting the right of distress, none of the Tenant's goods or chattels in the Leased Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears, and this agreement of the Tenant in this Section may be pleaded as an estoppel against the Tenant.

11.09 Companies' Creditors Arrangement Act - By virtue of its interest in this Lease, the importance of the Tenant continuing to carry on business in the Leased Premises in accordance with this Lease, and the Landlord's entitlement to damages where this Lease is terminated by reason of an Event of Default, the Landlord does and will (despite any changes in circumstances of the Tenant or its business) consfitute a separate class or category of creditor in any plan of arrangement or other proposal submitted by or on behalf of the Tenant under the Companies' Creditors Anangement Act (Canada) or any similar legislation for bankmpt or insolvent debtors.


   ARTICLE 12.00-ASSIGNMENT. SUBLETTING AND OTHER TRANSFERS

12.01 Request for Consent- The Tenant shall noteffect a Transfer of this Lease or of all or part of the Leased Premises without the prior consent in writing of the Landlord, which consent shall not, provided no Event of Default has occurred, be unreasonably wfthheld. Provided that the Tenant shall, at the time the Tenant shall request the consent of the Landlord,t deliver to the Landlord such information in writing (herein called the "required information") as the Landlord may reasonably require respecting the proposed Transferee including, without limflation, the name, address, nature of business, financial responsibility and standing of such proposed Transferee. Provided further that after receiving such request, the Landlord shall have the right, at its option, to terminate this Lease if the request relates to all of the Leased Premises or, if the request relates to a portipn of the Leased Premises only, to terminate this Lease with respect to such portion, by giving, within 10 days after receiving the required information, not less than 30 nor more than 60 days' written notice of termination to the Tenant. In the event of such termination the Rent and other payments required to be made by the Tenant hereunder shall be adjusted to the date of termination and in the case of a partial termination, Rent shall abate in the proportion that the area of the portion of the Leased Premises for which this Lease is terminated beam to the area of the Leased Premises and this Lease shall be deemed to be amended accordingly.

If the Landlord elects to terminate this Lease as to all or part of the Leased Premises, the Tenant mayby written notice (given within 10 days or such longer time as the Landlord may consent to in writing after receipt bf the Landlord's notide of termination) notify the Landlord of the Tenant's intention to refrain from the Transfer which gave rise to the Landlord's notice of termination or of the Tenant's intention to accept such notice of termination. If the Tenant gives such written notice to the Landlord within such time period that it intends to refrain from such Transfer, then the Landlord's election to terminate this Lease in whole or in part shall become null and void. Otherwise, the Landlord's termination shall take effect on the date stipulated by the Landlord in its notice of termination.

12.02 Basis for Consent - Notwithstanding anything in the Landlord and Tenant Act, the Commercial Tenancies Act or any other statute or law and without limiting the grounds upon which a consent may be refused, the Landlord will not be deemed to be unreasonable in refusing consent when:

(a) the giving of such consent would place the Landlord in breach of any other tenant's lease in the Project or the proposed use by the Transferee is not substantially the same as that of the Tenant;

b) such consent is requested for a mortgage, charge, debenture
(secured by floating charge or otherwise) or other encumbrance of, or in respect of, this Lease or the Leased Premises or any part of them;

c) the Transferee, in the opinion of the Landlord, (i) does not have a history of successful business operation in the business to be conducted in the Leased Premises, (ii) does not have a good credit rating or a substantial net worth, or (iii) there is a history of default under other leases by the Transfere&& by companies or partnerships that the Transferee was a principal shareholder of or a partner in at the time of the defaults;

(d) the Transferee is an existing tenant in the Project or in any other project of the Landlord; or has been within 3 months prior to the proposed assignment or sublease taking effect;

(e)the Landlord has other premises in the Project available for leasing to the Transferee;

f)in the case of a Transfer to a subtenant of lessee than the entire Leased Premises, if suchwould result in a configuration which would require access to be provided through spaceleased or held for lease to another tenant or improvements to be made outside of the Leased Premises;

(g) the required information received from the Tenant or the Transfereeis not sufficient in the Landlord's opinion to enable the Landlord to make a determination concerning the matters set out above; or

(h) the use of the Leased Premises by the proposed Transferee, in the Landlord's opinion arrived at in good faith, could result in excessive use of the systems or Services in the Project, be inconsistent with the image and standards of the Project or expose the occupants of the Project to risk of harm, damage or interference with their use and enjoyment thereof, or reduce the value of the Project.

The Landlord shall not be liable for any claims, actions, damages, liabilities, losses or expenses of the Tenant or any proposed Transferee arising out of the Landlord's unreasonably withholding its consent to any Transfer and the Tenants only recourse will be to bring an application for a declaration that the Landlord must grant its consent to the Transfer.

In no event shall any Transfer to which the Landlord may have consented release or relieve the Tenant or any Indemnifier from its obligations fully to perform all the terms, covenants and conditions of this Lease, the Indemnity Agreement or any renewals or extensions of this Lease or the Term, on its part to be performed and in any event the Tenant shall be liable for the Landlord's costs incurred in connection with the Tenant's request for consent as set out in Subsection 12.03(g).

12.03 Terms and Conditions Relating to Consents - The following terms and conditions apply in respect of a consent given by the Landlord to a Transfer:

(a) the consent by the Landlord is not a waiEer of the requirement for consent to subsequent Transfers, and no Transfer shall relieve the Tenant of its obligations under this Lease, unless specifically so provided in writing;

(b) no acceptance by the Landlord of Rent or other payments by a Transferee is: (i) a waiver of the requirement for the Landlord to
consent to the Transfer, (ii) the acceptance of the   Transferee as
tenant, or (iii) a release of the Tenant or Indemnifier from its obligations under this Lease or any Indemnity Agreement;

(c) the Landlord may apply amounts collected from the Transferee to any unpaid Rent;

(d) the Transferor, unless the Transferee is a suEtenant of the Tenant,
will retain no rights under   this Lease in respect of obligations to
be performed by the Landlord or in respect of the use or occupation of the Leased Premises after the Transfer and will execute an Indemnity Agreement on the LandIord's standard form in respect of obligations to be performed after the Transfer by the Transferee;

(e) the Transferee shall, when required by the Landlord, jointly and severally with the Tenant, enter into an agreement directly with the Landlord agreeing to be bound by this Lease as if the Transferee had originally executed this Lease as the Tenant, and the Tenant will not be released nor relieved from its obligations under this Lease including, without limitation, the obligation to pay Rent;

(f) in the event that this Lease is disaffirmed, disclaimed or terminated by any trustee in bankruptcy of a Transferee, the original Tenant named in this Lease shall be deemed, upon notice by the Landlord given within 30 days of such disaffirmation, disclaimer, or termination to have entered into a lease with the Landlord, containing the same terms and conditions as in this Lease, with the exception of the Term of such Lease which shall expire on the date on which this Lease would have ended save for such disaffirmation, disclaimer or termination; and

(g) any documents relating to a Transfer or the Landlord's consent will be prepared by the Landlord or its solicitors and a reasonable administration charge of at least $250.00 and the greater of
(i) a reasonable document preparation fee of at least $450.00 or
(ii) those legal fees on a solicitor and client baEincurred by the Landlord will be paid to the Landlord by the Tenant on demand.

12.04 Subsequent Transfers - The Landlord's consent to a Transfer shall not be deemed to be consent to any subsequent Transfer, whether or not so stated.

12.05. Profit Rents Upon Transfers - In the event of any Transfer by the Tenant by virtue of which the Tenant receives a rent in the form of cash, goods or services from the Transferee which is greater than the Rent payable hereunder to the Landlord, the Tenant shall pay any such excess to the Landlord in addition to all Rent payable under this Lease, and such excess rent shall be deemed to be further Rent payable hereunder.

12.06 Advertising - The Tenant will not advertise the Leased Premises or any part thereof as being available for leasing or this Lease as being available for transfer in any medium and will not cause or permit any such advertisement, unless the Landlord has permitted the Tenant to do so in writing and has given written approval of the wording of such advertisement.

12.07 Grant of Securitv Interest bv Assignee or Sub-tenant - The Tenant will cause any Transferee and any new Indemnifier of this Lease to grant a mortgage, charge and security interest to the Landlord in form corresponding to the Security Interest granted in Section agreement in form and substance satisfactory to the Landlord prior to the effective date of the Transfer.

The Tenant shall pay all costs associated with the granting and perfection of mortgages, charges and security interests granted pursuant to this Lease upon any Transfer.

                 ARTICLE 13.00-TRANSFERS BY LANDLORD

13.01 Sale. Conveyance and Assignment - Nothing in this
Lease shall restrict the right of the Landlord convey, assign, pledge or otherwise deal with the Project, subject
(except as provided in Section only to the rights of the Tenant under this Lease.

13.02 Effect of Transfer - A sale, conveyance or assignment of the Project by the Landlord shall operate to release the Landlord from liability from and; after the effective date thereof in respect of all of the covenants, terms and conditions of this Lease, express or implied, except as they may relate to the period prior to the effective date, and the Tenant shall thereafter look solely to the Landlord's successor in interest.

13.03 Subordination - Subject to Section 13.04, this Lease is and shall be subject and subordinate in all respects to any and all mortgages (including deeds.of trust and mortgage) now or hereafter placed on the Building or Land and all advances thereunder, past, present and future and to all renewals, modifications, consolidations, replacements and extensions thereof. The Tenant agrees to execute promptly and in any event within 10 days after request therefor an instrument of subordination as maybe requested.

13.04 Aftomment - The Tenant agrees, Whenever requested by any mortgagee (herein called the"Purchaser") taking title to the Project by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceeding, to attorn to such Purchaser as a tenant under all of the terms of this Lease. The Tenant agrees to execute promptly and in any event within 10 days after a request by any Purchaser an instrument of attomment as may be required of it.

13.05 Effect of Attomment - Upon attomment pursuant to Section 13.04, this Lease shall continue in full force and effect as a direct lease between the Purchaser and the Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after attomment, the Purchaser andits successors in title shall not be:

(a) liable for any act or omission of the Landlord; or

(b) subject to any offsets or defence which the Tenant might have against the Landlord; or

(c) bound by any prepayment by the Tenant of more than 1 month's instalment of Rent unless the prepayment shall have been approved in writing by the Purchaser or by any predecessor of the Purchaser's former interest as mortgagee in the Project.

13.06 Repurchase - The Tenant acknowledges and agrees that should the Landlord sell, convey, assign, pledge or otherwise deal with the Project, or any interest therein, or intend to deal with the Project, orEany interest therein, in any manner described herein then the Landlord may, at its option, if the Landlord has provided the Tenant with Basic Rent free periods, Rent free periods and/or other inducements during the Term and/or any renewal of the Term of this Lease, reimburse the Tenant for the then present value of any then unexpired Basic Rent free periods or Rent free periods and/or other inducements provided to the Tenant under this Lease, in an amount equal to the discounted cash value thereof determined by applying the then current yield of 10 year Canadian Government Bonds plus 4%(hereinafter referred to in this Section 13.06 as the "Discounted Cash Value") to the dollar amount of such outstanding Basic Rent free periods, Rent free periods and/or otherinducements and the Tenant agrees that any such periods or inducements for which it has received such Discounted Cash Value from the Landlord will no longer exist or be payable or be of any force or effect from and after the date on whichsuch Discounted Cash Value is received by the Tenant from the Landlord. The Tenant agrees to forthwithexecute any agreement prepared by the Landlord, the purpose of which agreement is to amend this Lease by deleting such Basic Rent free periods, Rent free periods and/or other inducements from the Lease for which the Tenant has received the Discounted Cash Value from the Landlord.
                       ARTICLE 14.00- SURRENDER
14.O0 Possession and Restoration

(1) Upon the expiration or other termination of the Term, the Tenant shall immediately quit and surrender possession of the Leased
Premises and all Leasehold Improvements, in substantially the condition in which the Tenant is required to maintain the Leased
Premises, excepting only reasonable wear and tear and damage covered by Landlord's insurance under Section 9.01, and the Tenant shall deliver to the Landlord the keys, mechanical or otherwise, and combinations, any, to the locks in the Leased Premises and entries thereto. Notwithstanding the foregoing, the Landlord sha! have the right, at its sole option upon expiration or other termination of the Term, to require that the Tenant remove or cause to be removed at the Tenant's cost all or any part of Leasehold Improvements in the Leased Premises whether or not installed by or on behalf of the Tenant or installed by or on behalf of a previous tenant or during a previous term and to restore the Leased Premises and other parts of the Project affected by the installation or removal thereof to base building standards. Upon surrendering all right, title,and interest of the Tenant in the Leased Premises and all Leasehold Improvements located therein shall cease.

2) 90 days (or as soon after such date as is reasonably possible) prior to the expiration of the Term the Landlord may inspect the Leased Premises to determine the extent of the work required to restore the Leased Premises and other parts of the Project affected by any installation or removal of Leasehold Improvements to base building standards and upon receipt of the Landlord's estimate of the costs thereof (the "restoration costs") the Tenant shall provide to the Landlord by cash or certified cheque that amount being the restoration costs.

14.02 Tenants Trade Fixtures and Personal Proverty - After the expiration or other termination ofthe Term or in the event of the abandonment of the Leased Premises by the Tenant, all Leasehold Improvements, trade fixtures, and personal property remaining in the Leased Premises shall be deemed conclusively to have been abandoned by the Tenant and may be appropriated, sold, destroyed or otherwise disposed of by the Landlord without notice or obligation to compensate the Tenant or to account therefor, and the Tenant shall pay to the Landlord upon written demand all of the costs incurred by the Landlord in connection therewith.

14.03 Overholding - If the Tenant remains in the Leased Premises or any part thereof after the expiration or other termination of the Term:

(a) without the consent of the Landlord, no yearly or other periodic tenancy shall be created but the Tenant shall be bound by the terms and provisions of this Lease except any options thereby granted to the Tenant and except the Basic Rent shall be twice the amount provided for herein plus the sum of $200 daily and subject to such additional obligations and conditions as the Landlord may impose by notice to the Tenant: or

(b) with the consent of the Landlord and agreement as to the Rent payable, in which case the tenancy shall be month 40-month at the Rent agreed and otherwise on the terms and conditions of this Lease but without any option to renew.

The Landlord may recover possession of the Leased Premises during any period with respect to which the Tenant has prepaid the amount payable under Subsection i4.03(a).

The Tenant shall promptly indemnify and hold harmless the Landlord from and against all Claims against the Landlord as a result of the Tenant remaining in possession of all or any part of the Leased Premises after the expiry of the Term (including, without limitation, any compensation to any new tenant or tenants which the Landlord may elect to pay whether to offset the cost of overtime work or otherwise).
                        ARTICLE 15.00-GENERAL
15.01 Estoppel Certificates - The Tenant shall whenever requested by the Landlord, a prospective purchaser or any mortgagee (including any trustee under a deed of trust and mortgage) promptly, and in any event within 10 days after request, execute and deliver to the Landlord or to any party designated by the Landlord a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified,confirming the Rent payable hereunder and each element hereof and the then state of the accounts between the Landlord and the Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease in respect of which the Landlord shall request a certificate, and provide such other information as may reasonably be required, including a copy of the Tenants most recent audited financial statements. The party or parties to whom such certificates are addressed may rely upon them.

15.02 Entire Agreement - There is no promise, warranty, representation, undertaking, covenant or understanding by or binding upon the Landlord except such as. are expressly set forth in this Lease, and this Lease including the Term Sheet and schedules hereto contains the entire agreement between the parties hereto.

15.03 No Registration of Leases or Notices - The Tenant shall not register or apply to register this Lease or any notice of this Lease or any interest under this Lease and waives any statutory obligation upon the Landlord to execute and deliver this Lease in registrable form. The Tenant shall, at its own cost,promptly on request discharge any registration or filing or notice that contravenes this Section. Notwithstanding the foregoing, the Landlord may elect to require this Lease or notice of this Lease be registered.

15.04 Proiect Name and Trademarks - The Tenant shall not refer to the Project or Building by any name other than that designated from time to time by the Landlord and the Tenant shall use the name of the Building for the business address of the Tenant but for no other purpose.
Compliance with this Section shall be at the sole cost and expense of the Tenant and the Tenant shall have no claim against the Landlord for any costs or expenses incurred by the Tenant, whether direct or indirect, in complying with this Section.

15.05 Demolition I Substantial Renovation - Notwithstanding any other provision of this Lease, the Landlord may terminate this Lease at any time upon giving to the Tenant not less than 12 months' notice of such termination if it is the Landlord's intention to demolish, redevelope or substantially renovate all or part of the Building.

15.06 Relocation - The Landlord shall have the right, at any time and from time to time before and during the Term and any renewal of this Lease, to change the location of the Leased Premises from the location described in this Lease to another location br similar size and finishes anywhere else in the Building. Provided that the Landlord shall give the Teh ant reasonable notice of such relocation and the Landlord shall reimburse the Tenant for all reasonable costs directly related to such relocation, but not including any indirect costs such as lost profits during the relocation period or damages for inconvenience.

15.07 "For Lease" Signs - The Landlord shall havethe right during the last 12 months of the Term to place upon the Leased Premises a notice of reasonable dimensions stating that the Leased Premises are "for lease" and the Tenant shall not obscure or remove such notice or permit the same to be obscured or removed.


15.08 Unavoidable Delavs - If the Landlord or the Tenant
(the "delayed party") shall be delayed,hindered or prevented in or from the performance of any of its covenants under this Lease by any cause not within the control of the delayed party as determined by the Landlord acting reasonably (excluding lack of finances of the delayed party), the performance of the covenant shall be excused for the period during which performance is rendered impossible and the time for performance thereof shall be extended accordingly, but this shall not excuse the Tenant from the prompt payment of Rent or performing any of its other obligations under this Lease.

15.09 Limitation of Resource- N/A

15.10 Notice - Any notice required or contemplated by any provision bf this Lease shall be given in writing and shall be sufficiently given if delivered or if sent by telecopy or similar form of immediate transmission and if to the Landlord, so given to an executive officer of the Landlord at the Landlord's head office as specified in Item 1 of the Term Sheet and to the address set out in Item 1 of the Term Sheet and if to the Tenant, so given to the Tenant personally (or to a partner or officer of the Tenant if the Tenant is a firm or corporation) at the address specified in Item 2 of the Term Sheet or left at the Leased Premises (whether or not the Tenant has departed from, vacated or abandoned the same).Any notice shall be deemed to have been redeived on the business day following the date of delivery or sending.The Landlord or the Tenant may from time to time by notice in writing to the other designate another address or addresses in Canada as the address to which notices are to be sent.

If two or more Persons are named as, or bound to perform the obligations of, the Tenant hereunder,notice given as herein provided to any one of the Persons constituting the Tenant or so bound shall be deemed to be notice simultaneously to all Persons constituting the Tenant and to all Persons so bound. Any notice given to the Indemnifier or the Tenant shall be deemed to have been given simultaneously to the other of them and to all Persons bound by their obligations hereunder.

15.11 Delegation of Authority - Subject to Section 15.13, the managing agent of the Landlord may acton behalf of the Landlord in any manner provided for herein.

15.12 Relationship of Parties - Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant and, if applicable, indemnifier.

15.13 Governing Law - This Lease shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the province in which the Project is situate.

15.14 Amendment or Modification - No amendment, modification or supplement to this Lease shall be valid or binding unless set out in writing and executed by the Landlord and the Tenant with the same degree of formality as the execution of this Lease.

15.15 Leaal and Administration Costs - The Tenant shall indemnify the Landlord against all legal fees on a solicitor and client basis and disbursements incurred by the Landlord or by its manager or agents in connection with the negotiation, preparation and execution of any renewal, amendment, assignment, cancellation, approval or consent in connection with this Lease or Event of Default arising from this Lease, including the Landlord's reasonable administration charges.
All such costs and charges shall be paid by the Tenant to the Landlord forthwith upon demand.

15.16. Construction - All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable, it shall be considered separate and severable from the remaining provisions of this Lease which shall remain in force and be binding as though the provision had never been included.

15.17 Captions and Headings - The captions and headings contained in this Lease are for convenience of reference only and are not intended to limit, enlarge or otherwise affect the interpretation of the Articles, Sections or parts hereof to which they apply.

16.18 Interpretation - In this Lease, "herein", "hereor', "hereunder", "hereafter" and similar expressions refer to this Lease and not to any particular Article, Section or other portion thereof unless there is something in the subject matter or context inconsistent therewith. Wherever necessary or appropriate in this Lease, the plural shall be interpreted as singular, the masculine gender as feminine or neuter and vice versa; and when there are two or more parties bound by the Tenant's covenants herein contained,their obligations shall be joint and several. If the Tenant is a partnership each Person who is presently a member of such partnership and each Person who becomes a member of any successor partnership shall be and continue to be liable jointly and severally for the performance of the obligations of this Lease,whether or not such Person ceases to be a member of such partnership or successor partnership.

15.19 Time of The Essence - Time shall be of the essence hereof and no extension or variation of this Lease shall operate as a waiver of this provision.

15.20 Successors and Assigns - Subject to specific provisions contained in this Lease to the contrary,this Lease shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the heirs, executors and administrators and the permitted successors and assigns of the Tenant.

15.21 Counterparts - This Lease may be executed in counterparts and the counterparts together shall constitute an original.

15.22 Further Schedules - Any additional covenants agreements and conditions forming part of this Lease will be attached

15.23 Independent Leaal Advice - The Tenant and the Indemnifier each acknowledge that the Landlord hereby advises the Tenant and the Indemnifier to obtain advice from independent legal counsel prior to signing this Lease and/or the Indemnity Agreement. The Tenant and the Indemnifier further acknowledge that any information provided by the Landlord is not to be construed as legal, tax or any other expert advice and the Tenant and the Indemnifier are cautioned not to rely on any such information without seeking legal, tax or other expert advice.

The Landlord and the Tenant understand, acknowledge, and agree that this Lease has been freely negotiated by both parties and that, in any dispute or contest over the meaning, interpretation, validity or enforceability of this Lease or any of its termes Or conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

15.24 No Offer - The Landlord will not be deemed to have made an offer to the Tenant by furnishing an unexecuted copy of this Lease with particulars inserted. Notwithstanding that a Security Deposit or payment of advance Rent is received by the Landlord when this Lease is received by the Landlord for execution, no contractual or other right will exist between the Landlord and the Tenant with respect to the Leased Premises until the Landlord, the Tenant and the Indemnifier, if any, have executed and delivered this Lease and any required Indemnity Agreement.
15.25 Landlord's Security Interest- N/A

15.26 Survival of Covenants and Indemnities - All obligations of the Tenant which arise during the Term pursuant to this Lease and which have not been satisfied at the end of the Term and all indemnities of the Tenant contained in this Lease shall survive the expiration or other termination of this Lease.

15.27 Excutpatorv Provisions - In all provisions of this Lease containing a release, indemnity or other exculpatory language in favour of the Landlord, reference to the Landlord includes reference also to the Landlord's agents and nominee (if any) and any Person for whom it is in law responsible and the directors, officers and eEployees of the Landlord, its agents and nominee (if any) and any Person for whom it is in law responsible while acting in the ordinary course of their employment.

15.28 Brokerage Commissions - The Tenant covenants that no act of the Tenant has given rise nor shall give rise to any Claims against the Landlord for any brokerage commission, finders fee or similar fee in respect of this Lease. The Tenant hereby indemnifies and agrees to hold the Landlord harmless from any Claims for such commission or fees with respect to this Lease except any which were directly contracted for by the Landlord.

15.29 Covenants to be Performed at Landlord's Option - Where any provision in this Lease gives the Landlord the option of having the Landlord or the Tenant perform the covenants set out in such provision, the Tenant shall perform such covenants unless the Tenant is otherwise directed by way of written notice from the Landlord.

15.30 Radiation - Only if the Landlord believes on reasonable grounds that radiation is or has been used or created by the Tenant or any Person permitted by the Tenant to be in the Leased Premises shall this Section 15.30 apply to the Tenant.

The Tenant agrees, if so requested by the Landlord, to conduct at its own expense a survey by anaccredited firm of consultants acceptable to the Landlord to the level of radiation in the Leased Premises, and if such levels are in excess of those allowable under Environmental Laws and set by the applicable regulatory authorities governing radiation, the Tenant agrees, at its own cost and expense and on terms and conditions approved by the Landlord, to reduce the level ofEdiation to a level allowable under Environmental Laws and set by such applicable regulatory authorities:

IN WTNESS WHEREOF the Landlord and the Tenant have executed this Lease as of the date first set forth above.

  LANDLORD:
  MORGUARD REAL ESTATE INVESTMENT
 by: /s/Dely Rurise
     Authorized Signatory

   -TENANT
    NORTHSTAR ELECTRONICS, INC.
  by:/s/ Wislon E. Russell
       Title: President
                            SCHEDULE A:

LEGAL DESCRIPTION OF LAND- Lot one(1), Block 22, District Lot 541,
                           Group One (1)-New Westminster District
                           Plan 15029

                           SCHEDULE B:
 DEFINITIONS:

"Basic Rent' means the amount set out in Item 8 of the Term Sheet payable by the Tenant to theLandlord in respect of each year of the Term.

"Bio-Medical Waste" shall mean and include the following

  (a) (i) surgical waste including all materials discarded from surgical procedures, including but notlimited to, disposable gowns, soiled dressings, sponges casts, lavage tubes, drainage sets, underpads and surgical gloves; and

 ii) pathological waste including all human tissues and anatomical parts which emanate from surgery, obstetrical procedures, autopsy and laboratory; and

(iii) biological waste including blood and blood products, excretions, exudates, secretions, suctionings and other body fluids including solidi liquid waste from renal dialysis: and

(iv) isolation waste including all waste emanating from the care or treatment of a patient on anytype of isolation or precaution except reverse (protective) isolation; and
(b) "Chemotherapy Waste" (also known as antineoplastic or cytotoxic waste) means and includesdiscarded items, including but not limited to, masks, gloves, gowns, empty IV tubing bags, syringes and other contaminated materials which have been contaminated by chemotherapeutic drugs or antineoplastic agents; and

(c) any waste defined as bio-medical waste under any applicable law or regulation.

"Building" means the buildings, structures and improvements from time to time during the Term erected in, upon or under the Land municipally identified in Item S of the Term Sheet and all alterations andadditions thereto and replacements thereof.

"Claims" means claims, losses, actions, suits, proceedings, causes of action, demands, damages(direct, indirect, consequential or otherwise), judgments, executions, liabilities, responsibilities, costs, charges, payments and expenses including, without limitation, any professional, consultant and legal fees on a solicitor and client basis and any associated disbursements.

                        SCHEDULE C
                       LANDLORDS WORK
1. Demolition and Construction of a new wall and millwork to existing
   Boardroom
2. Steam Clean Existing Carpet
3. Repaint Premises


/s/ Wilson Russel
    President- Northstar Electronic, Inc
    Tenate

 /s/Dely Rurise
   Authorized Signatory
   Landlord